UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22545

CENTRE FUNDS

(Exact name of registrant as specified in charter)

48 Wall Street, Suite 1100, New York, New York 10005

(Address of principal executive offices) (Zip code)

James A. Abate

48 Wall Street, Suite 1100

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 918-4705

Date of fiscal year end: September 30

Date of reporting period: October 1, 2017 – September 30, 2018

Item 1.  Reports to Stockholders.

CENTRE

Centre Funds

ANNUAL REPORT

SEPTEMBER 30, 2018

CENTRE AMERICAN SELECT EQUITY FUND
Investor Class (Ticker: DHAMX)
Institutional Class (Ticker: DHANX)

CENTRE ACTIVE U.S. TREASURY FUND
Investor Class (Ticker: DHTRX)
Institutional Class (Ticker: DHTUX)

CENTRE GLOBAL INFRASTRUCTURE FUND
Investor Class (Ticker: DHIVX)
Institutional Class (Ticker: DHINX)

Each a series of

CENTRE FUNDS

FUNDAMENTALLY-DRIVEN SPECIALIST ACTIVE FUNDS

For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

Centre Funds	Shareholder Letter

September 30, 2018 (Unaudited)

Dear Shareholders,

It is with my pleasure that we publish the Centre Funds Annual Report covering the one-year period ended September 30, 2018. I want to thank my fellow shareholders for their continued support and confidence in Centre Funds. We are committed to truly active fund management with distinction. Each series of Centre Funds is a fundamentally-driven, actively managed Fund in core investment strategies with differentiation and using specialist talent. We offer a select series of funds to choose from, each available in investor and institutional share classes.

Centre American Select Equity Fund

The Fund is a U.S. large capitalization valuation sensitive growth stock fund that seeks long-term growth of capital and is focused on risk adjusted returns through active and pragmatic management; the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed appropriate. The Fund is intended to be a risk managed core growth fund.

Centre Active U.S. Treasury Fund

The Fund is a nontraditional U.S. Treasury securities fund that seeks to maximize investors’ total return through capital appreciation and current income through investments in primarily U.S. Treasury securities. The Fund has the potential for capital appreciation/preservation in various interest rate environments through a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration and interest rate management.

Centre Global Infrastructure Fund

The Fund is for investors seeking to potentially benefit from a renewed focus on infrastructure spending but wish to have liquidity in publicly traded investments in developed global markets rather than illiquid private investments. The Fund pursues a bottom-up, active management approach and invests in what we deem the most attractive infrastructure-related companies from the United States and developed international economies. Also, the Fund seeks to balance its exposures to where the weights of the Telecommunication, Utilities, Energy, Transportation, and Social Infrastructure industries are broadly represented.

Our aim at Centre Funds is to deliver strong, long-term performance results for investors through an exceptional focus on producing returns and managing risk and downside volatility in select investment strategies. We want investors to associate Centre Funds with high-conviction, differentiated fund strategies that may not be available elsewhere and are tactical, pragmatic, and opportunistic. Each investment strategy aims to capitalize on defined market opportunities using talented and experienced portfolio managers with consistent and repeatable investment processes who aim to achieve true differentiated returns. Our portfolio managers remain focused on fundamentally-driven investment approaches within truly active, disciplined and research intensive processes. At Centre Funds, we place service excellence at the core of everything that we do and are committed to providing useful information and transparency on all of the Funds. Again, I want to thank my fellow shareholders for their continued support and confidence in the Centre Funds.

Sincerely,

James Abate

President, Centre Funds

Annual Report | September 30, 2018	1

Centre American Select Equity Fund	Manager Commentary

September 30, 2018 (Unaudited)

Performance & Strategy Summary

For the one-year period ended September 30, 2018, the Centre American Select Equity Fund, Investor Share Class, delivered a total return of 18.10 percent; the Institutional Share Class delivered a total return of 18.55 percent.

During this past one-year period, the key barometer of the U.S. stock market as a whole, as measured by the S&P 500 Total Return Index1, delivered a total return of 17.90 percent, led by cyclical growth sectors such as Technology and Consumer Discretionary as well as stable growth sectors Healthcare and Communications. The more historically interest rate sensitive sectors such as Utilities, Real Estate, and Consumer Staples lagged along with Materials.

The strongest contributors to performance within the Fund over the one-year period ended September 30, 2018 included the Fund’s investments in: within the Consumer Discretionary sector, Netflix, Amazon, Ralph Lauren, Viacom, and Advanced Auto Parts; within the Technology sector, Adobe Systems, Microsoft, and NVidia. Other investments that helped were ConocoPhillips, NRG Energy, HCA Healthcare, Regeneron Pharmaceuticals, CF Industries, United Healthcare, and Mosaic. Investments that detracted from the Fund’s performance included investments in: EQT Corp., Western Digital, Applied Materials, Cabot Oil & Gas, Devon Energy, and Borg Warner. Fund performance was negatively impacted from a total return perspective by the amortization costs of certain hedges and other investments that Centre Asset Management, LLC, the investment adviser to the Fund (“Centre,” the “Adviser” or “we”), viewed, and continues to view, as capital protective in nature. That said, these hedges, namely put options2 on the S&P 500 Total Return Index, have in the past insulated the Fund from the same magnitude of maximum drawdown3 experienced by the overall stock market over prior volatile4 episodes, namely in August 2015, January 2016 and, more recently, February 2018. Given the continued presence of certain potentially de-stabilizing factors that we believe could negatively impact the value of underlying equity securities held in the Fund’s portfolio, as of September 30, 2018, the Fund continued to hold put options on the S&P 500 Total Return Index as a potential hedge against its underlying stock holdings in the event of a material stock market correction.

The process used by Centre to manage the Fund focuses on each individual portfolio company's growth outlook and capacity to create shareholder value, utilizing our bottom-up fundamental stock selection process. We utilize a disciplined, Economic Value Added5 framework to select investments. The framework focuses on the fundamentals of wealth creation or wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company's value. In the shorter-term, markets may often undervalue or overvalue a company's ability to create or destroy wealth. The framework seeks to identify and capture these investment opportunities. The approach is designed to capture excess returns when a business is creating shareholder wealth and the market price of the stock converges toward our target price. Centre not only analyzes earnings but also strives to understand and link the capital allocation decisions being made today by each portfolio company and how they may lead to future earnings growth. In other words, we expect that the companies in which the Fund invests will themselves invest in productive assets of the business, organically and through opportunistic purchases which, in turn, should provide the foundation for future revenue and profits growth that should create shareholder value. Alternatively, if companies cannot invest in productive assets due to a cyclical downturn or existing excess capacity, we expect these companies to “wisely contract” through the restructuring of their assets and other resources to regain their footing for future shareholder value creation. The key is that we look at the company drivers that create true shareholder wealth: capital spending or alternative capital allocations such as acquisitions, stock buybacks, or dividends; company-specific risk levels of a business to determine appropriate hurdle rates6 and whether the company is generating operating returns on its underlying assets vis-à-vis the cost of capital. Wealth creation from growth or from wise contraction – that’s how we believe companies create shareholder value.

To meet its objective as a risk-managed growth fund, the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed tactically appropriate by Centre. While the use of hedging and certain investment techniques involve risk, in accordance with the Fund’s investment policies, the Adviser may tactically employ hedges and other capital preservation strategies on up to 100 percent of the value of the Fund’s underlying securities positions when the Adviser’s assessment of market valuation indicates forward returns for the stock market, as a whole, are low relative to downside risk and the cost to upside potential from portfolio preservation tools is deemed reasonable in order to respond to adverse market, economic, political or other conditions. The Adviser may also tactically employ hedges to reduce volatility. For example, through the tactical use of put options, the Fund may have enhanced performance and more limited risk. Index put options are designed to hedge the Fund from significant market declines that may occur over short periods of time. The value of an index put option generally increases as the underlying securities in the Fund decrease in price and decreases as those securities increase in price. The Adviser may also seek to enhance returns by writing (selling) out of the money call options tailored with exercise prices generally above the current market prices of stocks held in the Fund. As the seller of the call option, the Fund receives cash (the premium) from the purchaser7. The Adviser varies its hedging strategy and defensive positions across changing market cycles but has generally employed such strategies within the Fund since late 2014.

[1]	S&P 500 is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large cap universe, made up of companies selected by economists.
[2]	A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time.
[3]	Maximum drawdown is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained.
[4]	Volatility is a measure of systematic risk of a security or a portfolio in comparison to the market as a whole.
[5]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.
[6]	A hurdle rate is the minimum rate of return on a project or investment required by a manager or investor. The hurdle rate denotes appropriate compensation for the level of risk present; riskier projects generally have higher hurdle rates than those that are deemed to be less risky.

[7]	A covered call is an options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium.

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Centre American Select Equity Fund	Manager Commentary

September 30, 2018 (Unaudited)

Market Review & Outlook

As we progress through the final quarter of 2018 and enter 2019, the bull market that began in March 2009, now one of the longest stretches in history, faces significant hurdles to continue its streak of gains. The economic expansion, efficiency gains and drop in input costs (such as raw materials like steel, etc.) due to globalization, low interest rates, dramatic rise in corporate debt, and financial engineering tools that have been the fuel of the stock market advance seem to be exhausting themselves or reversing course with adverse consequence. We therefore have positioned the Fund with the fundamental foundation that: 1) the forward return from beta8 or benefit by simply being invested in the market will be much lower, or even negative, due to these headwinds; 2) the Fund will further focus its stock investments in those companies deemed to have a higher relative degree of company specific or idiosyncratic risk; 3) remain disciplined and concentrate the portfolio in our best investments and, thus, stay at the lower end of the range (45-65) of the number of typical security positions; and 4) continue to utilize hedges and other capital protective strategies (e.g., put options) when deemed appropriate.

There are a few points with regard to the economy that we would like to address which are unconventional in viewpoint and that may have a potentially significant and broad-based impact. The current business cycle started in mid-2009 and the expansion has now continued for over nine years without a relapse into recession. Part of the uniqueness of this cycle has been that the recovery remained at “training-wheels speed” as compared to prior cycles due to the apprehension of corporations to expand or make significant capital expenditures or new hires, both leading to gains coming from efficiency improvements on existing resources rather than top-line sales growth. Also, the economy experienced what was the closest-ever, non-recession slowdown experienced over our career during 2015 and 2016 as commodity prices collapsed, leading to a significant pullback in the one area of the economy where a significant level of capital investment was previously occurring. It was only due to continued accommodative monetary policies that suppressed interest rates and debt burdens that allowed the consumer component of the economy to offset the losses in the capital goods sectors, preventing a formal recession. With a second wind coming from very stimulative tax cuts, dramatic reductions in new regulations, and a recovery in commodity prices, the current environment after the Presidential election is witnessing both the consumer and the capital goods sectors being robust. We are not economists per se but have always prided ourselves on being able to create a “mosaic” from all the bottom-up information we gather on the companies we analyze. Along those lines, it was reported that former Federal Reserve Chairman, Alan Greenspan, when in office would regularly monitor the activities and stock price of Parker Hannifin (PH) as a leading economic indicator. Parker Hannifin Corporation was founded in 1918 and is headquartered in Cleveland, Ohio and manufactures fluid power systems, electromechanical controls, and related components – items that are exposed to many segments of the economic supply chain. Recently, the Chief Operating Officer of PH, Lee Banks, concurred with our assessment of the U.S. economy gleaned from other companies and stated that “this is the best global economy I've seen in my career.” Mr. Banks also noted that supply chains are stretched and that the company is seeing this, along with other factors, cause inflation in the supply chain. Mr. Banks, matter-of-factly, stated that this gets passed through to the customer. This anecdote further reiterates our “mosaic” of coincident economic indicators and thesis that the market’s earnings risk for the next couple of quarters is very low; that a pro-cyclical bias is warranted; that profit margins may be susceptible to compression for many companies due to end-market customer pushback on inflation in input costs; that the Federal Reserve (“the Fed”) may become much more aggressive than the market expects; and that the principal risk to the stock market is not from a near-term recession but from an increase in the cost of capital and a de-rating of valuation multiples9.

We believe that the widespread commentary by many market pundits that tariffs are bad for the U.S. economy defies any historical perspective and facts. The reality is that higher U.S. economic growth, since its founding in the late 18th century, has coincided with periods when import tariffs were in place and at their highest levels; protectionism was America’s de facto policy from the passage of the original Tariff Act of 1816 until World War II. The argument of protective tariffs favoring local industry versus progressives favoring consumers and farmers has been with us in earnest since then, and disagreement over tariffs was a major contributing factor to the Civil War. It has only been the last twenty-plus years where there has been a uniform economic paradigm of neo-liberalism across the developed democratic world that free trade has become the new orthodoxy, especially in the U.S. The problem is that this paradigm has occurred alongside an intense mercantilism (export at all costs) in most Asian countries, most notably China. So, now after almost two decades of unprecedented trade imbalances and a rise in China’s industrialization, mainly at the expense of the U.S., are we seeing a resurgence against the neo-liberal paradigm and progressivism. Despite China being a natural ally and partner of the U.S. for many reasons, this fight should have happened more than a dozen years ago within the mechanisms of the World Trade Organization (“WTO”) when it would have been less disruptive. The issue for investors now will be the realization that the U.S. economy may lose its link to the stock market; the S&P 500 Index tending to be almost a “global” benchmark due to overseas assets and revenues of its component companies. Namely, the economy may continue to grow as the U.S. brings its supply chain back home but the stock market could falter as the issue for corporations is that the net impact from this enormous change in politics and Sino-American trade relations will be a negative hit to profits margins (due to higher input and labor costs) and an increase in risk, geopolitically as well as at the corporate level, negatively impacting valuation multiples such as price to earnings10 or price to sales11 ratios. The best example of how the great unwind from outsourcing to China can be seen in its potential impact to large multi-national companies is with the once iconic industrial giant General Electric (GE). Not widely reported alongside its recent leadership ills and poor acquisition timing is the fact that GE since 1991 has moved a substantial number of its employees, Research and Development (“R&D”) centers, laboratories, and manufacturing bases to China from the U.S. In fact, GE has for the past decades trained Chinese executives at its former Connecticut headquarters for the company’s leadership program reminding one of Karl Marx’s famous saying that “the last capitalist that we hang shall be the one who sold us the rope”. Now, GE finds itself not only competing with Chinese companies across nearly all its businesses that were somehow privy to its “shared joint venture intellectual property technology” but also scrambling to re-start its domestic manufacturing footprint and supply chains to ensure future adequacy of its products. Even the partial reversal of the cumulative $13 trillion in trade deficits, 60,000 factories lost, and over 3 million manufacturing jobs lost to China and other mercantile economies over the past two decades at the expense of the U.S.12 will be highly disruptive to global transnational companies and, from a global risk perspective, we expect China to retaliate with its strongest weapon, devaluation of its currency as growth in China takes a tremendous hit and the economy there goes into potential recession in 2019. Without some arresting development of the recent embrace of tariffs by the U.S., either legally within the WTO framework or resurgence of Congressional pressures against the President, the divergence between the U.S. and rest of world economies may become more pronounced with negative ramifications to stock markets globally. We believe that the beneficial factors from globalization to multi-national companies and consumers experienced over the past two decades are not only impossible to repeat but are reversing.

[8]	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.
[9]	A valuation multiple measures some aspect of a company’s financial well-being, determined by dividing one metric by another metric.

[10]	Price to earnings (P/E ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.
[11]	Price to sales ratio is a valuation ratio that compares a company’s stock price to its revenues.
[12]	September 25, 2018 speech before the United Nations General Assembly by President Trump,

Annual Report | September 30, 2018	3

Centre American Select Equity Fund	Manager Commentary

September 30, 2018 (Unaudited)

Admittedly as an equity analyst, our confidence is the lowest in forecasting the direction of interest rates, one of the other main drivers of the cost of capital and stock market returns. On one hand, we are in the camp that, in the shorter term, interest rates will continue to move higher and at a speed that can be highly disruptive to leveraged or highly indebted concerns, particularly as the real component of interest rates have been moving higher. Federal Reserve officials have publicly stated that they remain convinced that continuing to gradually increase interest rates is the best formula to preserve a steady economy and prevent it from sparking higher inflation but also are somewhat cognizant that every Fed rate hiking cycle since the 1950s has ended in either a stock market crash or a recession. The Fed today seems motivated by actual economic numbers that allow them to pursue the imperative of continuing to normalize rates and have some “ammunition” on hand for the next inevitable recession. With the economic backdrop remaining healthy, and history as a guide, we expect the Fed to continue raising the Federal Funds Target Rate13 until something “breaks” in financial markets, an example being a mini-crisis in the debt and/or equity markets that somehow pollutes confidence and economic activity. Furthermore, while rate hikes may kill the party, it is not evident that rate cuts, when they happen, will quickly revive it.

Today is analogous to the environment that existed up to the year 2000 when cheap, abundant capital was the lifeblood of the dot-com mania and ended when the Fed turned off the spigots. In 2000, conditions were very similar in that the U.S. economy was incredibly strong throughout most of the year, investors were concerned that rates would still have to move meaningfully higher, the labor market was at 25-year highs in terms of employment, and oil prices moved higher. It was only in hindsight when the last Fed rate hike would occur did everyone see how quickly the economy turned down and aggregate S&P 500 Index earnings expectations for 2001, which had been at 12%, evaporated. In fact, only time allows us to appreciate that the surprising cut in U.S. interest rates in January 2001, followed by several others, was accompanied by double-digit declines in the S&P 500 Index in 2001 and 2002 debunking the “don’t fight the Fed” call by some analysts. More impactful now is the fact that demographic decline is the single most important economic phenomenon affecting interest rates long term, and which is deflationary as working age populations in most advanced economies are set to decline by 30% by the middle of the century. Nearly all Western economies, including the U.S., have reached the point where productivity must compensate for the decline in their working age populations. Otherwise, Greece, Puerto Rico, Italy, etc. and elsewhere where demographic declines are most pronounced are just the start of ongoing rolling crises as sovereign debt levels to Gross Domestic Product (“GDP”) are already in uncharted high levels and vulnerable to serious consequences, just lacking a catalyst. How stock markets discount a near-term cyclical uptick in inflation and rise in real interest rates then followed by a longer-term realization of disinflation and unparalleled uncertainty over real interest rates will, at a minimum, raise risk premiums14 and the cost of capital, depressing valuation multiples and, hence, negatively impact stock market returns all else being equal.

The most prominent mention in the epitaph we expect to be written on the gravestone of the current bull market (when it is over) will be regarding stock buybacks and, specifically, what were companies and their Boards thinking when they essentially leveraged themselves to buy back stock hand over fist and acquire an “asset” with no utility to service the debts taken on to do so. Our quibble has not been with companies who recognize that they must wisely contract and re-direct their cash flow usage of their business after, in hindsight, a too-aggressive period of expansion. Our focus is that since 2014, aggregate stock buybacks for the S&P 500 have exceeded free cash flow with the shortfall, plus whatever growth capital expenditures were made, financed with new borrowings leaving the debt to asset ratio for the average S&P 500 company the highest reading in modern times. Despite the spin of being shareholder friendly, this seems to have been mainly an attempt to water down the impact of executive stock compensation plans and make per-share metrics look better, rather than return monies to shareholders via a dividend or alternatively, expand and create productive assets as well as research and development whose cash flow would service the debt in the future. Call us at Centre old fashioned, but we believe borrowings should be used to invest, not finance leveraged buybacks, and we have witnessed an unprecedented re-direction of cash flow usage away from productive assets that should be used to support future growth or, if no investment projects were deemed worthwhile, been paid out more appropriately as a dividend or for debt reduction. Furthermore, the evidence supports the fact that corporations in the S&P 500 Index execute stock buybacks with an indifference to stock prices at best, or rather tied to price momentum at worst, evidenced by the fact that share repurchases virtually came to a halt broadly during the collapse in stock prices arising from the financial crisis in 2008 and 2009. With another icon of American business, Sears, declaring bankruptcy just recently and watching its stock price go to zero, we need to point out that Sears Holdings spent $5.8 billion buying back its shares from 2005 to 2010, draining the company of resources. The stock buybacks were done at an average price of $103.70 and at prices as high as $170 per share. Dell Computer was the only company we recall being vilified by the financial press following the dot-com crash when, despite spending over $10.5 billion to repurchase shares up through 2002, Dell's total shares outstanding actually increased by a fraction and only received about $1.5 billion in cash from issuing that stock to employees via options exercises and through an employee stock purchase plan with that value created by its business redistributed from shareholders to employees. Only the bear market in Dell’s stock price made shareholders and the financial press take notice. We couldn’t agree more with Warren Buffett’s advice from his 1999 Annual Report that "there is only one combination of facts that makes it advisable for a company to repurchase its shares: first, the company has available funds -- cash plus sensible borrowing capacity -- beyond the near-term needs of the business and, second, finds its stock selling in the market below its intrinsic value, conservatively calculated." The problem is that Dell was somewhat unique twenty years ago. Unfortunately, the near entirety of the S&P 500 Index of companies is using this playbook now and, due to the unparalleled use of debt to finance stock buybacks this cycle, the sensitivity of higher interest rates is especially acute.

[13]	The federal funds rate is the rate at which depository institutions (banks) lend reserve balances to other banks on an overnight basis. Reserves are excess balances held at the Federal Reserve to maintain reserve requirements.
[14]	A risk premium is the return in excess of the risk-free rate of return an investment is expected to yield; an asset's risk premium is a form of compensation for investors who tolerate the extra risk, compared to that of a risk-free asset, in a given investment.

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Centre American Select Equity Fund	Manager Commentary

September 30, 2018 (Unaudited)

In sum, we have a U.S. stock market trading at valuation multiples that we believe are potentially up to forty percent above intrinsic value, with the contributing factors that led to valuation multiples expanding - suppressed low interest rates and risk premiums, tariff-free implications on profit margins, low interest costs and debt burdens, and ample supply of debt capital usage dedicated to stock buybacks with complicit company Boards - that compounded the valuation re-rating with profit margins well in excess of historical averages now reversing. We remain consistent in our belief that a bear market due to an oncoming recession is a low probability, but an increase in sudden and sharp drawdowns, i.e., crashes, are more probable and likely to occur. Our biggest concern remains rather unorthodox. What we mean is that unlike the normal sequence of events of the stock market being a leading forecast indicator of the economy, the financialization15 of the economy, best evidenced by the wholesale embracement of stock buybacks as the main usage of cash flows, may lead to a reverse in sequence; whereby a stock market sell-off due to any number of reasons, is then compounded by the reliance upon low financial market volatility, which then leads to a slowdown in corporate and consumer confidence. All this then leads to slower economic growth and becoming circular in impact to stock markets. In other words, a stock market correction causes a recession, not a recession causing a correction as a forewarning.

Considering these conditions, with risks creating what we deem to be a potentially dangerous backdrop for not only capital growth but capital preservation, we continue to emphasize a barbell16 of secular growth stocks17 with contrarian, opportunistic cyclical growth companies. In addition, we continue to employ tail hedges18 on the Fund’s underlying stock portfolio with deep out of the money19 put options on the S&P 500 Index. So, despite our bottom-up optimism for the companies owned currently by the Fund, we remain much less enthusiastic about the prospects for capital gains in the broad U.S. stock indexes than we have been since this bull market began in early 2009. Also, with capital protection from traditional diversification ebbing as the correlation relationship between stock and bond prices enjoyed over the past two decades reverts to its longer term pattern, we believe that our pragmatic, large-capitalization, valuation-sensitive, growth and concentrated, high-conviction approach to stock selection, with a cognizance of risk management that includes tactically implementing capital protective investments, seems positioned to perform well relative to less risk aware strategies.

[15]	Financialization refers to the increase in size and importance of a country’s financial sector relative to its overall economy. Financialization has occurred as countries have shifted away from industrial capitalism. This impacts both the macroeconomy and the microeconomy by changing how financial markets are structured and operated and by influencing corporate behavior and economic policy.
[16]	A barbell strategy in reference to a stock portfolio consists of half the portfolio anchored in defensive, low-beta sectors or assets, and the other half in aggressive, high-beta sectors or assets.
[17]	A stock is secular when the associated company earnings remain constant regardless of other trends occurring within the market.
[18]	Tail hedges are one way to potentially limit losses in adverse markets. They may better enable investors to stick with their positions through bad times and thus be long-term.
[19]	Out of the money (OTM) is term used to describe a call option with a strike price that is higher than the market price of the underlying asset, or a put option with a strike price that is lower than the market price of the underlying asset.

The market outlook is the opinion of the author and can change at any time.

Annual Report | September 30, 2018	5

Centre American Select Equity Fund	Manager Commentary

September 30, 2018 (Unaudited)

SECTOR WEIGHTINGS

As a percentage of Net Assets

Information Technology	25.23%
Consumer Discretionary	14.72%
Communication Services	13.69%
Materials	12.39%
Health Care	11.88%
Energy	10.57%
Utilities	5.62%
Industrials	2.78%
Financials	1.49%
Purchased Options	0.77%
Cash, Cash Equivalents, and Other	0.86%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2018

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for Investor Class shares, which have the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund's Investor Class versus the S&P 500® Total Return Index. Taxes on Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2018

	1 Month	3 Month	YTD	1 Year	3 Year Average Annualized	5 Year Average Annualized	Since Inception* Average Annualized
Centre American Select Equity Fund – Investor Class	0.59%	5.09%	10.90%	18.10%	14.90%	11.75%	13.13%
S&P 500® Total Return Index	0.57%	7.71%	10.56%	17.91%	17.31%	13.95%	15.79%
Centre American Select Equity Fund – Institutional Class	0.59%	5.23%	11.22%	18.55%	15.12%	–	10.35%
S&P 500® Total Return Index	0.57%	7.71%	10.56%	17.91%	17.31%	–	12.55%

*	Inception date of December 21, 2011 for Investor Class. Inception date of January 21, 2014 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The S&P 500® Total Return Index is a commonly recognized, market-capitalization weighted index of 500 widely held securities, designed to measure broad U.S. equity performance. You cannot invest directly in an index.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

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Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2018 (Unaudited)

Performance & Strategy Summary

For the one-year period ended September 30, 2018, the Centre Active U.S. Treasury Fund (the “Fund”), Investor Share Class, delivered a total return of 0.56 percent; the Institutional Share Class delivered a total return of 1.06 percent; and the Bloomberg Barclays U.S. Treasury Index declined by 1.62 percent. In our view, the Fund’s performance attribution reflects interest income combined with active duration management decisions made by the Fund’s investment adviser (the “Adviser” or “we”) that impact capital gain or loss capture. During the year, portfolio duration1 for the Fund was targeted at zero (Bearish) in six of our monthly portfolio reviews, and neutral equal to that of the Treasury market (Neutral) in four months, with a Moderately Bearish stance (i.e., 1/2 the market’s duration) in two months.

The Fund’s generally cautious duration positioning over the period resulted, to a large extent, from the ongoing strength in the U.S. labor market, the likelihood that inflation would begin to move toward the Federal Open Market Committee’s (“FOMC”) stated 2% inflation rate goal, and the two-front monetary policy normalization program of the U.S. Federal Reserve (the “Fed”). Labor market strength has driven the official unemployment rate well below current estimates of the sustainable rate (NAIRU2) over the longer term. The expectation of eventually accelerating inflation reflected both the strong labor market acting through the Phillips Curve3 relationship – trade off from employment and growth at the expense of higher inflation - and the anticipated exhaustion of special factors which had kept the rate below the target value. While the nature or even the existence of the Phillips Curve relationship and unemployment below NAIRU leading to greater inflation have been called into question, some monetary policy makers continued to give it credence.

The FOMC has continued its two-pronged approach to monetary policy normalization, gradually raising the target for the federal funds rate and reducing the Fed’s holdings of longer-term maturity securities. Policy normalization and economic growth in the period pushed the yield on the widely referenced ten-year U.S. Treasury note from 2.33% at the end of September 2017 to just over 3% at the end of September 2018. While real growth and policy normalization drove interest rates higher, the increase experienced was held somewhat in check by continued moderate inflation concerns on the part of U.S. investors and by short-term movements into the so-called “riskless asset4”, U.S. Treasury securities5, by many international Central Banks and investors, where yields on similar maturity bonds remain much lower. The demand for Treasury securities reflected global political and economic concerns (e.g. trade war escalation). Research from the New York Fed has advanced the argument that global events have increased investors’ appetite for lower risk assets in the years following the financial crisis. Despite that, improving economic conditions and the Fed’s raising of its target interest rates have outweighed the impact of continued demand for U.S. Treasury securities, thereby benefiting the Fund, in terms of capital preservation, considering the Fund’s cautious duration positioning.

The Fund’s investment objective is to maximize total return through capital appreciation and current income. The Fund pursues this objective by using an active interest rate risk management strategy that aims to capture general cyclical interest rate trends while allowing for the potential to benefit from short-term deviations. This strategy involves the use of a proprietary fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis. The Fund’s duration is adjusted based on a monthly assessment of the likely change in interest rates. When interest rates are expected to decline, the Fund extends duration, and when interest rates are expected to rise, the Fund shortens duration. The Adviser’s active duration management strategy for the Fund seeks the potential for capital appreciation and/or preservation of capital in variable interest rate environments by utilizing U.S. Treasury securities, including bills, notes and bonds, Treasury inflation protected securities6 (TIPS), cash equivalents and, in certain market environments, futures contracts on U.S. Treasury Notes and Bonds.

[1]	Duration is a measure of the sensitivity of the price – the value of principal – of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Bond prices are said to have an inverse relationship with interest rates. Therefore, rising interest rates indicate bond prices are likely to fall, while declining interest rates indicate bond prices are likely to rise.
[2]	The Non-Accelerating Inflation Rate of Unemployment (NAIRU) – also referred to as the long-run Phillips curve – is the specific level of unemployment that is evident in an economy that does not cause inflation to rise up.
[3]	Phillips curve is an economic concept developed by A. W. Phillips stating that inflation and unemployment have a stable and inverse relationship. The theory claims that with economic growth comes inflation, which in turn should lead to more jobs and less unemployment.
[4]	A risk-free asset has a certain future return. Treasuries (especially T-bills) are considered to be risk-free because they are backed by the U.S. government.
[5]	U.S. Treasury securities are bonds issued by the U.S. government. There are various types of Treasury securities. The shortest maturity issues are called Treasury bills. Bonds that mature in two to 10 years (from the time they are issued) are called Treasury notes.
[6]	Treasury inflation protected securities (TIPS) refer to a treasury security that is indexed to inflation in order to protect investors from the negative effects of inflation. TIPS are considered an extremely low-risk investment because they are backed by the U.S. government and because the par value rises with inflation, as measured by the Consumer Price Index, while the interest rate remains fixed.

Annual Report | September 30, 2018	7

Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2018 (Unaudited)

The Fund is intended to serve as a tactical (long7, short8 or neutral duration relative to that of the Treasury market) fixed income investment by managing market exposure to achieve performance (i.e., managing interest rate beta9 to achieve alpha10). Over time, it is intended to provide the same yield as the Treasury market with attractive diversification benefits given the underlying core portfolio of Treasury securities. The Adviser’s strategy for the Fund is also designed to accommodate both systematic and unforeseen cash needs, given the ample liquidity of the Treasury market.

The utilization of Treasury securities within an investor’s portfolio asset allocation is designed to provide attractive diversification properties, as the correlation between Treasury market returns and those of the equity market has historically been negative during recession related “bear” equity markets. The Adviser’s investment discipline for the Fund is designed to identify the risks and opportunities of trends and short-term deviations from those trends in interest rates by combining measures of the Fed’s policies, real growth, inflation expectations, and current bond market valuations. This investment discipline is intended to preserve capital in periods of significant rate increases by decreasing the Fund’s portfolio duration and provide the flexibility to extend portfolio duration when rates are likely to decline.

Market Review & Outlook

Over the long run, interest rate behavior reflects real economic growth, investors’ inflation expectations or concerns, monetary policy, and bond market valuations. In our view, over the next few years – and barring a recessionary shock - steady real growth in the U.S. economy, inflation overshooting the Fed’s 2% goal before moving back to the target rate, and continued monetary policy normalization should push interest rates higher, perhaps significantly higher. As of now, the U.S. economy continues to be in an expansionary state and is in almost the longest expansion in the post WWII period. U.S. labor market activity is strong and has positive momentum, which has lowered the unemployment rate below the level that is sustainable historically. Current estimates of NAIRU, based on projected population growth and estimates of the labor force participation rate, are in the range of 4.5-4.7%. The unemployment rate in September 2018 reached 3.7% and some forecasts have it bottoming out in the 3.5- 3.6% range in 2019. Job openings reported by the Department of Labor have reached record levels and the “quits rate” has increased. The quits rate is an indicator of confidence on the part of workers, as it indicates that those leaving current employment are searching for better positions. Labor market strength is further confirmed by the Non-Employment Index, which is designed to evaluate the likelihood of a return to the labor force by those no longer counted as active job seekers.

Real growth projections from the FOMC (which is currently forecasting 3.1%) and the Survey of Professional Forecasters (the “Survey”) continue to increase and are now more closely aligned with our interest rate estimate of 2.75-3.0% for 2018. Our expectation remains in the 2.75 to 3.0% range in 2019 (consistent with that of the Survey) which is consistent with the slower pace (from 2018) of U.S. economic growth anticipated by the FOMC, the Survey, as well as the Congressional Budget Office (CBO). The projection for slowing economic growth is based on the view that the benefits from tax cuts will wash out after two years and that an aging population will combine with slow productivity growth to limit the economy’s growth potential.

Recently, reported price data suggest that the special factors that have slowed the pace of inflation are now behind us. At annualized rates, the core PCE (Personal Consumption Expenditures) and various inflation calculations from the Atlanta, Cleveland, and Dallas Federal Reserve Banks indicate inflation is in line with, if not higher than, the Fed’s 2% goal. The “Underlying Inflation Gauge” from the influential New York Federal Reserve Bank, which takes growth factors into consideration as well as price factors, indicates CPI (Consumer Price Index) inflation of greater than 3%. And, the “Wage Tracker” calculation from the Atlanta Federal Reserve indicates weighted wage growth in excess of 3%. In our view, with solid growth seemingly likely for the next two years and with inflation reaching the Fed’s 2% target, the monetary policy normalization will continue, supporting the Fund’s current bearish view on interest rates.

[7]	Duration is loosely tied to maturity. A fund with a long duration holds bonds that have longer maturities, typically 10 years or more.
[8]	A short duration strategy involves buying bonds with shorter-dated maturities and selling long-dated bonds in order to lower the overall price sensitivity to interest rate movements and, as such, minimize potential capital losses.

[9]	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.
[10]	Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

8	centrefunds.com

Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2018 (Unaudited)

Historically, the FOMC’s decision process has involved several small target rate increases initially. The Taylor Rule Utility11 maintained by the Atlanta Federal Reserve Bank indicates that, following the most recent increase to the 2.0-2.25% range, the actual funds rate is in line with the inertia-based approach followed in the past. Inertia in the current period appears warranted for at least three reasons. First, increasingly there are arguments for price level targeting as opposed to inflation rate targeting as the objective for optimal monetary policy. Given that the rate of inflation has been below the Fed’s 2% target since 2012, the price level is below where it otherwise would be. Any change to a more rapid series of funds rate increases with likely result in higher bond market volatility and the Fund will react appropriately in its active duration management. Secondly, the lack of acceleration in the inflation rate as the unemployment rate has fallen to such a low level and the seeming failure of the Phillips curve may be indicative of some remaining labor market slack. The recent uptick in the labor force participation rate and the fact that the employment-to-population ratio for prime age males remains 1% below pre-2008 levels may be evidence of such slack. So, as various FOMC members have said, it seems likely that while monetary policy normalization continues, the Fed is willing to support some overheating of the labor market and an inflation rate somewhat above target for a period of time. Thirdly, James Bullard, President of the St. Louis Federal Reserve Bank, has recently said that the FOMC must be sensitive to not “invert the yield curve12.” While our own assessment is that yield curve inversions do not have the predictive power that may be attributed to them by some analysts and the financial press, many others, including policy makers and academics, continue to view them as indicative of near-term recessions.

As growth, improving inflation, and policy normalization continue, interest rates will undoubtedly increase. Several researchers both in the Federal Reserve system and in academia have hypothesized that Quantitative Easing (“QE”) reduced longer term yields by a little less than 1%. Therefore, unwinding the balance sheet may put upward pressure on longer term yields by a similar level. Historically, the spread between the 10-year yield13 and the funds rate has been 150 basis points14. So, a 3% funds rate (current estimates of the natural of 1% plus the Fed’s 2% inflation target) would be consistent with a 4 1/2% 10-year yield. John Williams, President of the Federal Reserve Bank of San Francisco and a voting member of the FOMC, has suggested that a 1% spread may be normal going forward, which would put the 10-year rate at 4%. However, we see no reason why investors should willingly accept lesser term premia15 going forward unless the Fed proves to be a more stabilizing force than in the past. Given our growth expectations and the indicated willingness of policy makers to foster overshooting of the unemployment and inflation rate targets, our view is that rates could be in the 3.5-3.75% range before December 31, 2018. Assuming a stable term premia, the 10-year yield could easily break through the 5% level rate in the 2019/2020 if the FOMC’s median projected path for the federal funds rate at 3.4% proves accurate.

Risks to the interest rate forecast described above may be more likely skewed to the upside than the downside in our view. In fact, even FOMC participants are currently placing greater weight on the upside risks to both their real growth and inflation projections than was the case in June. Like stock prices, rates tend to overshoot the level indicated by the fundamentals. Additionally, the Federal Reserve has never achieved a “soft-landing” in reaching its dual mandate of full employment and price stability, defined as an unemployment rate somewhat above where it stands today and an inflation rate of 2%. Upside risk may be even more probable given the Fed’s expressed willingness to breach the 2% target by a “small amount” for a “temporary period,” as neither “small” nor “temporary” were well specified by the Fed. Once currently well anchored inflationary expectations break free, actual inflation could spike higher, creating a vicious cycle as business and household expectations become embodied in pricing and spending decisions. In its most recent release, the Cleveland Federal Reserve Bank’s expected inflation calculation has now moved above 2%.

Additionally, continued progress in rolling back the bureaucratic and regulatory environment that has hindered growth could create a more favorable climate for business than anticipated and accelerate the pace of hiring and investment for plants and equipment. Furthermore, if investors become convinced that tax simplification and restructuring, growth facilitating infrastructure spending will occur, and there is an improved pro-business regulatory environment, real rates could again spike higher. Longer term, yields will likely settle in the 5%-6% range if our expectations for real growth are realized and inflation, after a period of overshooting, settles at the Fed’s 2% target. If this becomes the generally accepted outlook, we think investors will cause rates to move into this range sooner rather than later.

[11]	The Taylor rule is an equation John Taylor introduced in a 1993 paper that prescribes a value for the federal funds rate—the short-term interest rate targeted by the Federal Open Market Committee (FOMC)—based on the values of inflation and economic slack such as the output gap or unemployment gap.
[12]	An inverted yield curve is an interest rate environment in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.
[13]	The 10-year yield is the return on investment, expressed as a percentage, on the debt obligation issued by the U.S. government with a maturity of 10 years upon initial issuance.
[14]	Basis point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.
[15]	The term premium is the excess yield that investors require to commit to holding a long-term bond instead of a series of shorter-term bonds. Thus, a key component of the term premium is investor expectations about the future course of short-term interest rates over the lifetime of the long-term bond.

Annual Report | September 30, 2018	9

Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2018 (Unaudited)

Risks to the downside of our higher interest rate outlook arise from arguments that the best days for U.S. and developed countries growth are behind us due to the demographic and productivity trends. Over time, inflation and real growth and interest rate levels generally reflect political, economic, and demographic related issues. Our short to intermediate growth outlook, for the reasons mentioned above, resembles, though it is somewhat less than, the economy’s potential growth during much of the 20th and early part of the 21st centuries. In contrast, real growth projections based on the “New Normal16” for the U.S. economy from the San Francisco Federal Reserve Bank are in the range of 1.5-1.75% while the Congressional Budget Office (CBO) is projecting 1.8% real growth through 2027. Combined with the Fed’s 2% goal for inflation, these growth projections would place the equilibrium value for the 10-year yield at roughly 4% longer term. The arguments that form the basis for this significantly slower pace of growth relative to the 20th century average of around 3.0-3.25% revolve around a reduced rate of technological advancement, less contribution from education, and slower growth in the labor force.

An example of the New Normal thought is “The Rise and Fall of American Growth”, whereby Robert Gordon argues that the technology related ideas of today are much less dramatic in their growth impact than the innovations of the past, such as the steam engine. John Fernald of the San Francisco Federal Reserve Bank projects productivity growth in line with its pace for most of the period since 1973 of only about 1%. He assumes that any contribution from educational attainment (increased human capital) has “plateaued” and that capital deepening (i.e., increased capital per worker) will not spur labor productivity dramatically. The arguments for a reduced rate of growth in the future point to a slowing pace of labor force growth, which in turn reflects both slower population growth and the retirement of the “baby boomers”.

Forecasting an ongoing lack of meaningful technological advancements and the failure of the educational system to adapt to changing skill requirements seems both problematic and pessimistic. And, to the extent that capital deepening has an impact on productivity, the ongoing pace of business investment spending is encouraging. This investment reflects, in our view, the attractive after-tax rate of return currently being earned, which has been stable to increasing of late according to research at the St. Louis Federal Reserve Bank. This research also calls into question the work concluding that a decline in the economy’s natural rate of interest, the rate in real terms consistent with potential output growth and target rate inflation, has occurred. An explanation for why the real or natural rate of interest is below the return on capital may be an increased aversion to risk on the part of investors and a greater demand for the “riskless” asset, U.S. Treasury securities. Increased risk aversion could reflect demographic changes, global political and economic volatility, and the lingering aftermath of the global financial crisis. If investors become less concerned, they will be less willing to pay a higher premium for perceived safety.

Apart from the contrasting position noted above, there is a “stagflation17” scenario that merits concern. Stanford’s Hoover Institution highlights, for example, that if interest rates were to rise to 5%, instead of the Trump administration’s prediction of just under 3.5%, the interest cost alone on the projected $20 trillion of U.S. public debt would total $1 trillion per year. More than half of all personal income taxes would then be needed to pay bondholders. Such high interest payments would crowd out financing of needed expenditures to restore our national defense budget, domestic infrastructure, and other critical government activities.” In the event of a reduction in outlays for infrastructure, there could be a slowing of the economy’s potential for growth. And, in our opinion the situation likely won’t be corrected simply by looking to the private sector for the needed capital outlays. While the exact “tipping point” for a slowing in growth due to an excessive government debt-to-GDP ratio has not been well specified, research on the topic indicates to us that an increasing ratio does have negative growth implications. Additionally, research suggests that even real growth at the 20th century pace would not allow the U.S. to grow out of its growing deficit due to the current structure of the various entitlement programs.

This problem would likely be exacerbated if the President pressured the Fed to keep rates low. A loss of confidence in the Fed’s independence could damage the strength of the U.S. Dollar, whose strength is needed to incent foreign purchases of U.S. bonds, and could potentially lead to a dramatic increase in inflation concerns and in inflation itself. The situation would likely be worse still, in our opinion, if the Fed succumbed to any such pressure. Individuals would likely adjust their spending downward, leading to slower growth with inflation having accelerated as excess liquidity is generated by the monetary authorities.

[16]	The term “New Normal” refers to a permanent downward departure from America’s historic 3% growth rate. New Normal projections could be a response to the trauma of the financial panic, the European debt crisis, deleveraging, and downtrending demographics, summing to a suggestion of slower growth.
[17]	Stagflation is a condition of slow economic growth and relatively high unemployment, or economic stagnation, accompanied by rising prices, or inflation. It can also be defined as inflation and a decline in gross domestic product (GDP).

10	centrefunds.com

Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2018 (Unaudited)

Regardless of the eventual outcomes for growth and inflation rates, there is nothing in this debate to suggest that the business cycle (generally, the natural rise and fall of economic growth over time) has been tamed out of existence or that it will not be exacerbated by monetary policy, either conventional or unconventional, as has been true in the past. In fact, some suggest that business cycles may occur more frequently and potentially be of greater downside magnitude if a lower real federal funds rate, consistent with slower trend growth, limits the Fed’s ability to stimulate growth through conventional monetary policy. If true, this would increase opportunities for the Fund to benefit more frequently from cyclical declines in rates. If, on the other hand, real growth reverts toward its 20th century norm and inflation accelerates as policy makers delay too long in the normalization process, there will be a great need to protect the Fund’s portfolio value against rising rates. There will, the Adviser believes, be an opportunity for the Fund to benefit from the eventual cyclical decline in rates as policy makers eventually act to rein in accelerating inflation.

Despite the near and intermediate term turbulence, our longer-term outlook assumes that the current regulatory environment will continue to be more pro-growth oriented through legislative action or executive orders, that the 2017 tax reforms will increase incentives to both work and invest, that infrastructure spending to facilitate growth will take place, and that further educational attainment will be achieved. Additionally, we anticipate that the future spending obligations of the Entitlement Programs (e.g., Medicaid, Medicare, Social Security, etc.) will be addressed and that, as a result, the tax cut benefits to growth will not be eliminated because of increasing debt obligations. In sum, we remain bullish on the U.S. and longer-term we expect a continuing period of non-inflationary growth.

Going forward and consistent with history, rate behavior seems likely to continue to be cyclical in nature and jagged or violent in pattern as both market participants and policy makers react and overreact to the impacts of changing economic, inflation, and political conditions. Our investment strategy for the Fund is designed for such a world. It is intended to anticipate rate moves and adjust portfolio duration tactically for the benefit of the Fund’s shareholders by seeking to take advantage of rate declines by extending duration and potentially lessening the impact on net asset value from interest rate increases by shortening the duration of the Fund.

The market outlook is the opinion of the author and can change at any time. Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | September 30, 2018	11

Centre Active U.S. Treasury Fund	Manager Commentary

September 30, 2018 (Unaudited)

ASSET TYPE WEIGHTINGS

As a percentage of Net Assets

U.S. Treasury Bonds	73.50%
U.S. Treasury Notes	17.65%
Cash, Cash Equivalents, and Other	8.85%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2018

This line graph assumes an initial investment of $10,000 at January 21, 2014, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the Bloomberg Barclays U.S. Treasury Index. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2018

	1 Month	3 Month	YTD	1 Year	3 Year	Since Inception (January 21, 2014) Average Annualized
Centre Active U.S. Treasury Fund – Investor Class	-0.59%	-0.08%	0.50%	0.56%	-0.04%	0.65%
Centre Active U.S. Treasury Fund – Institutional Class	-0.55%	0.14%	0.83%	1.06%	0.28%	0.95%
Bloomberg Barclays U.S. Treasury Index	-0.93%	-0.59%	-1.67%	-1.62%	0.23%	1.44%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Bloomberg Barclays U.S. Treasury Index – includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting. You cannot invest directly into an index.

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Centre Global Infrastructure Fund	Manager Commentary

September 30, 2018 (Unaudited)

Performance & Strategy Summary

The Centre Global Infrastructure Fund commenced trading on January 29, 2018. From inception to September 30, 2018, the Centre Global Infrastructure Fund, Investor Share Class, delivered a total return of -1.18 percent; the Institutional Share Class delivered a total return of -0.78 percent.

During the period from inception to September 30, 2018, the MSCI World Index and MSCI World Infrastructure Index delivered a total return of -0.79 percent and -1.51 percent, respectively. The strongest contributors to performance within the Fund since inception to September 30, 2018 included the Fund’s investments in: within the Energy sector, China Petroleum & Chemical Corp., Whiting Petroleum Corp., and Williams Companies Inc.; in the Industrials sector, Boc Aviation Ltd, Hutchison Port Holdings Trust, and Fraport AG Frankfurt Airport Services Worldwide; and in the Communications sector, iQIYI Inc., and AT&T Inc. Investments that detracted from the Fund’s performance during the period included investments in: Macquarie Infrastructure Corp., JD.com Inc., and Leonardo SpA. Looking at sector allocation, being underweight Utilities detracted from the Fund’s performance since inception. Uncharacteristically, share prices in the Utilities sector have moved higher despite bond yields moving higher as the sector’s defensive equity characteristics have clearly been overwhelming the sector’s historical bond proxy element. Being overweight Industrials was also a drag on the Fund’s performance, as investors worried about the global growth and profit margin implications from tariffs and rising trade tensions.

The Fund offers several key differentiators from broad global equity indexes and other funds, including: 1) historically, the MSCI Global Infrastructure Index has generated a dividend yield1 greater than the yield on conventional core equity indices like the MSCI World Index; 2) the Fund historically pays distributions of dividend and interest income monthly rather than annually; 3) hard assets like infrastructure tend to retain their “real” value through the long-term; 4) historically, infrastructure indices’ volatility is lower than on conventional equity indices like the MSCI World Index; and 5) many infrastructure companies in which the Fund may invest have assets, concession agreements or other contracts that link their pricing or revenues to inflation.

In identifying companies with sustainable pricing power, the Fund seeks investments that exhibit high barriers to entry in their segments and that create positive externalities in their regions. The Fund also focuses on companies with lower volatility, such as toll roads, power stations, hospitals and schools. Also, by targeting high EVA2 growth companies, the Fund narrows its focus to high quality infrastructure-related companies that make, in the view of the Fund’s investment adviser (“Centre”, “we”, or the “Adviser”), wise capital allocation decisions. Through the Adviser’s “bottoms-up” analysis, we seek to avoid investing Fund assets in companies that we believe destroy shareholder wealth by either “empire building” or under-investment. Additionally, our stock-selection approach includes standardizing accounting across countries, which facilitates cross-border comparisons among potential investments, including U.S. and non-U.S. companies. From a portfolio management perspective, the Fund while bottom-up in research its focus is able make active strategic and tactical investments across sectors and regions based on opportunities the Adviser sees in the market.

Market Review & Outlook

With respect to inflation-adjusted price-earnings ratios (price-earnings ratios), international developed markets remain at a substantial discount to the United States, providing a relatively favorable long-term relative valuation backdrop for non-U.S. stocks. The global expansion remains solid, but many major economies have progressed toward more advanced stages of the business cycle, and one which we believe favors the attributes from an investment in actively managed global exchange listed infrastructure companies. In addition, with the U.S. itself in the late stages of a protracted economic recovery, we believe the Fund is well positioned to take advantage of the pro-cyclical nature of a selective group of global energy, infrastructure, and industrial holdings while attempting to limit downside risk, as these companies provide a myriad of essential services in their respective regions and industries.

Historically, high valuations are not enough to trigger a correction or drawdown in stock markets. That said, valuation multiples across most stock markets have started to de-rate (or decrease) year to date, which has offset the increase in aggregate profits. To increase bear market risk in equities, bonds, or both, there needs to be a material negative growth or upside inflation shock, but typical late cycle drivers remain absent thus far despite the length of the current business cycle. As an active manager, the Adviser expects its investment strategies to thrive in an environment of increased volatility, and we are now observing an increasing set of opportunities in stock price dislocations because of, in our view, investors taking a “sell first, ask questions later” stance to risk-off events. We believe the market has entered a new regime, as global central banks seem to be in lockstep in their attempts to prevent asset prices from overheating further by gradually raising interest rates after nine years of accommodative monetary policies. That said, in our view, higher interest rates do not necessarily lead to a protracted bear market if earnings are strong and equity risk premiums remain stable. As rates continue to creep higher following the Federal Reserve’s dot plot3, we are increasingly mindful of valuation risk over earnings risk in the Fund’s portfolio.

[1]	A dividend yield is a financial ratio that indicates how much a company pays out in dividends each year relative to its share price. Dividend yield is represented as a percentage and can be calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.
[2]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

Annual Report | September 30, 2018	13

Centre Global Infrastructure Fund	Manager Commentary

September 30, 2018 (Unaudited)

There is a growing list of political issues for investors to fret over (e.g., tariffs, the Italian budget, Brexit4), which weigh increasingly on international markets, while the pressure of a robust U.S. economy weighs on the rest of the world via higher U.S. interest rates and a stronger dollar. Still, we believe select global (ex-U.S.) equities remain attractive due to several factors and are well positioned to close the valuation gap with their U.S. counterparts. As active managers we intend to take advantage of undervalued international stocks with strong balance sheets and free cash flows, solid dividend yields and cyclically depressed profits which, in our view, are poised to outperform. With non-U.S. value stocks sitting at decade-low relative performance and valuation levels, there are many investable assets that match our targeted criteria for the Fund. Also, the combination of low embedded growth and relatively high dividend yields of many infrastructure related companies effectively lowers the duration of the Fund and, if interest rates rise as we expect, this should help protect against a contraction in valuation multiples.

In the Fund, from a sector perspective, we believe the latest price divergence between energy prices and energy shares presents attractive investment opportunities as fundamentals will ultimately triumph over short-term negative sentiments. The energy sector’s stock price performance has been volatile driven by fluctuating crude prices over the past several months, with investors seemingly attempting to balance a U.S. demand that its allies stop using Iranian oil, trade friction with China, and other inventory and supply concerns. These crosscurrents will, in our view, present active managers with tactical broad sector opportunities. That said, American oil production continues to move higher, according to the Energy Information Agency, causing a bit more concern among investors relying upon a higher oil price. This illustrates a key risk that the production discipline shown thus far on the supply side with Organization of Petroleum Exporting Countries (“OPEC”) and in the U.S. that led to higher crude prices won’t last as companies and countries chase shorter-term profits at the expense of longer-term stability. Regardless, we believe the energy sector looks attractive in the short to intermediate term and have positioned the Fund accordingly as the stock prices of many oil-related companies have yet to catch up to the rise in spot oil prices and see more potential for upside as the belief in electric cars and renewables leading to a near-term collapse in demand for crude oil seems premature. As countries make headlines with plans to ban fossil fuels by 2040, our research indicates that growth in oil demand is still rising by 6% in China, while petrol-fueled cars and trucks will remain over 90% of the global fleet at least until 2025.

Over the coming year, we view the telecommunications sector as favorable from a risk-reward perspective, as fundamental and macro perspectives are likely to benefit from improving dynamics. We believe non-U.S. carriers will benefit from the 5G (fifth generation) network investment cycle with strong sales growth over the coming years fueled by increased networks sales. Also, U.S. carriers are planning for commercial deployments of their technology as early as the end of this year. AT&T anticipates launching its 5G wireless service in 12 cities by the end of 2018, while Verizon is already bringing fixed 5G to homes in multiple U.S. cities. Other regions, including South Korea, China, Japan, and the Middle East, are expected to commence their 5G build-outs in 2019. We believe Europe could be more competitive with the U.S. and Asia by overhauling its digital industrial policy. We believe an active management strategy is critical as auctions for 5G typically sell 10- or 20-year leases to airwaves, so if a carrier misses out now, it may have to wait a decade or two for its next chance. We note that when 4G launched in 2009, mobile operator revenues showed flat or tepid growth despite their investments in 4G infrastructure, and in a few regions, including Europe and Latin America, revenues even dropped after 4G’s introduction. That said, the 5G network build-out could provide investors greater opportunities in adjacent markets rather than with the carriers themselves, including broadband, mobile, and the Internet of Things5 (IoT) companies. Ericsson projects that there could be 3.5 billion IoT connections on networks running 5G by 2023, with roughly 1 billion mobile customers, which translates to roughly 12% of total projected mobile subscriptions. For companies providing communication and broadcast towers to wireless telecommunication service providers, we believe the recent market pull back provides a compelling entry point in higher-quality infrastructure names in this industry, poised to benefit from ramping carrier spend. Overall, the prospect for aggregate carrier spend should continue growing into 2019, as operators densify LTE networks for unlimited offers and begin early 5G builds. Also, we see opportunities within Chinese telecommunication providers that are well positioned in the 5G race but face regulatory hurdles in Western markets, which have been overly discounted by investors.

In the utilities sector, we expect to have greater visibility following the release of earnings results which include the seasonal summer peak for U.S. electricity demand and, as such, also tends to be the quarter where companies may be more apt to revisit annual guidance. An improving housing market could lead to higher electricity demand in developing areas, and we're seeing signs that such demand may be occurring as electricity production is growing again strongly. We believe investors can benefit from exposure to global utilities that are stepping up investment in renewables, where, despite rising competition, margins are likely to remain attractive due to subsidies. Although power prices have risen sharply in Britain, and across European markets more broadly, the spreads have mostly flat-lined. Power prices have been driven higher by increasing gas, coal and carbon prices, so the “dark and spark6” spreads have not significantly improved. Asian liquefied natural gas demand is likely to remain strong over winter, between $14-17 per MMBTU7. In this case, European gas prices and power prices are likely to remain elevated, with fixed cost generators the most likely to benefit, provided unplanned outages are kept to a minimum. While China’s trade war with the U.S. is shaking commodities markets, demand for gas in its liquid form is holding up as the government in Beijing seeks to shift away from coal. We believe China may become the world’s biggest liquefied natural gas (“LNG”) importer by 2021, surpassing Japan. We believe the Fund is well positioned to benefit from exposure to China’s natural gas market as consumption continues to benefit from the adjustment of energy consumption structure and environmental protection pressure, which will in our opinion likely drive natural gas consumption higher in the long-term. China’s policies on environmental protection, accelerated execution on "coal-to-gas" projects for local governments and increased gas supply all combined to stimulate gas consumption.

[3]	In the 2010s, the Federal Reserve Open Market rate-setting committee (FOMC) began publishing dot plots to tabulate all individual committee member projections of target interest rates in a single graphic.
[4]	Brexit is an abbreviation for “British exit”, referring to the UK’s decision in a June 23, 2016 referendum to leave the European Union (EU). The vote’s result defied expectations and roiled global markets, causing the British pound to fall to its lowest level against the dollar in 30 years.
[5]	The Internet of Things refers to a network comprised of physical objects capable of gathering and sharing electronic information. The Internet of Things includes a wide variety of “smart” devices, from industrial machines that transmit data about the production process to sensors that track information about the human body. The goal behind the Internet of Things is to have devices that self report in real time, improving efficiency and bringing important information to the surface more quickly than a system depending on human intervention.
[6]	The spark spread is a standard metric for estimating the profitability of natural gas-fired electric generator. It is the difference between the input fuel costs and the wholesale power price. For electric power generation fueled by natural gas, this difference is called the spark spread; for coal, the difference is called the dark spread.
[7]	One million British Thermal Units.

14	centrefunds.com

Centre Global Infrastructure Fund	Manager Commentary

September 30, 2018 (Unaudited)

The transportation sector has underperformed the market indexes in 2018. However, we believe the outlook for the sector remains fundamentally positive based on supply and demand expectations going forward. The macro-economic outlook looks robust for 2019, with economists forecasting real global gross domestic product (“GDP”) growth of 4.7%, which is at a similar level to 2018’s 4.5%. Volume growth across the sector is typically a multiplier of 1.0x to 1.5x GDP, which suggests that market volume growth should be around mid-single digit in 2019. On the supply side, we think sector consolidation should help to keep a disciplined approach in both the container shipping and airlines sectors. Transportation companies have historically benefitted from the nascent stages of prior recoveries driven by increases in capital expenditures8. In addition, transportation stocks are currently trading at low valuations relative to their own history and their profit margins have been in a persistent uptrend; all constructive signals for the industry group moving forward. While a complete resolution to the U.S.-China trading tensions is unlikely, we believe that tariffs on $200B worth of Chinese exports will likely be put on hold until the negotiations are over, particularly to avoid hurting US consumers ahead of the midterm elections. This is a positive development for U.S. Transportation companies, and we remain positive on companies with disproportionate exposure to China imports. Judging by shareholder returns over the past year, it seems that solid demand for air travel and the improving unit revenue scenario weren’t enough for instilling investors’ confidence as far as the industry’s growth prospects are concerned. Headwinds like high fuel and labor costs, capacity-related issues, and technological glitches have contributed to investors’ pessimism surrounding the airline space. Due to the industry’s underperformance over the past year, valuations look relatively attractive now. The sector currently has a trailing 12-month EV/EBITDA ratio9 of ~6x, near the lowest level of the past year. The space also looks inexpensive when compared with the broader market, as the trailing 12- month EV/EBITDA ratio for the S&P 500 is 11.5x EV/EBITDA (enterprise value to earnings before interest, tax, depreciation and amortization) ratio is often used to value transportation stocks, particularly airlines and railroad, given their historically high debt levels and significant depreciation and amortization expenses.

Within information technology, there are several mission critical areas emerging to support global infrastructure projects, including public cloud deployments, data center monitoring, cybersecurity, and IIoT (Industrial Internet of Things). We believe public cloud infrastructure spending could increase by 200-300% over the next 3 years as Chief Information Officers invest in digital transformation of key strategic business processes and U.S. corporate tax reform boosts enterprise software investments. Data center monitoring is in high demand as corporate development and operations teams and information technology managers increasingly need to monitor cloud infrastructure deployments. Security spending is increasing rapidly due to more internet access points and higher traffic, which is a net benefit for firewall vendors, though overall growth impacted by price cuts and cheaper virtual appliances in public cloud and IoT could give additional impetus. Governments and infrastructure owners will need to sharpen their focus on cybersecurity, as standards have improved and most governments have now identified their strategically important assets and started to set clear guidelines for protecting them against the threat of cyberattack. Asset management techniques have also moved into the digital era and security protocols (both physical and virtual) have become more sophisticated. Over the coming year, we expect infrastructure security and resilience concerns to rise on the agenda. We believe infrastructure investors will also benefit from the growing market for IIoT (Industrial Internet of Things) in which a variety of vendors compete, including: 1) large industrial vendors of operational technology; 2) traditional information technology vendors; and 3) focused players, including new entrants and vertical software providers. The impact of the industrial internet spans many major industries, including oil and gas, transportation, manufacturing, healthcare, and energy. Benefits of implementing IIoT include reduced maintenance costs, energy savings, reduced waste, gains in workforce productivity, revolutionary products and services, and improved service. According to International Data Corporation, at least 50% of global GDP will be digitized by 2021, and digital transformations are driving a sustainable secular increase in spending beyond the cyclical. Technology investments as a share of total U.S. fixed investment have surged from 10% in 1965 to 28% today. Software and cloud solutions have represented a growing share of total spend, now accounting for 14% of total US fixed investment ($382B). Capital investment in technology is now critical for businesses to improve efficiency, gain new market share, or fend off disruption. After reaching new highs in August, growth software stocks have suffered steep declines, with the latest correction (and the biggest since Jan – Feb 2016) creating an attractive entry point for companies positioned to capitalize on secular trends in software. We believe recent investor concerns about crowded positioning and stretched valuations within technology is an opportunity given the following: 1) the ongoing transition from cyclical to stable growth; 2) premium profitability, which is typically associated with high valuations; 3) limited stock price sensitivity to macro variables, such as economic growth and interest rates; and 4) strong cash flow generation for returning to cash to shareholders or investing for future growth.

[8]	Capital expenditure (capex) are funds used by a company to acquire, upgrade, and maintain physical assets such as property, industrial buildings, or equipment. Capex is often used to undertake new projects or investments by the firm. This type of financial outlay is also made by companies to maintain or increase the scope of their operations.
[9]	EV/EBITDA is a ratio that compares a company's Enterprise Value (EV) to its Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA). It looks at the entire market value rather than just the equity value, so all ownership interests and asset claims from both debt and equity are included.

Annual Report | September 30, 2018	15

Centre Global Infrastructure Fund	Manager Commentary

September 30, 2018 (Unaudited)

To conclude, we believe the Fund will perform well with exposure to out-of-favor areas of the world’s equity markets rather than chasing the winners ever higher; the weakness in markets since the beginning of October may well be a sign that the growth momentum trade is ending and focus on value becoming more important. We believe undervalued international stocks with strong balance sheets and free cash flows, solid dividend yields, and cyclically depressed profits are poised to outperform. In our view, the Fund is well positioned for this shift by targeting energy, telecommunications, industrials, and other undervalued areas of the global exchange listed infrastructure industries. With non-U.S. value stocks sitting at decade-low relative performance and valuation levels, we believe there is ample investment opportunity meeting our targeted criteria for the Fund. The combination of low embedded growth and a robust stream of income payments effectively lowers the duration of the portfolio, and if interest rates rise, as we expect, this combination will help protect against a contraction in valuation multiples. Lastly, we believe the Fund’s unique exposure to public cloud deployments, data center monitoring, cybersecurity, and IIoT (Industrial Internet of Things) and other next-generation global infrastructure-related companies is a key differentiator against managed infrastructure portfolios that overlook these powerful trends within the industry.

The market outlook is the opinion of the author and can change at any time.

16	centrefunds.com

Centre Global Infrastructure Fund	Manager Commentary

September 30, 2018 (Unaudited)

INDUSTRY WEIGHTINGS

As a percentage of Net Assets

Oil, Gas & Consumable Fuels	19.82%
Diversified Telecommunication Services	19.28%
Electric Utilities	12.25%
Water	9.30%
Wireless Telecommunication Services	7.71%
Multi-Utilities	6.21%
Software	5.24%
Health Care Providers & Services	3.66%
Transportation Infrastructure	3.61%
Semiconductors & Semiconductor Equipment	2.67%
Trading Companies & Distributors	1.68%
Communications Equipment	1.63%
Electronic Equipment, Instruments & Components	1.26%
Metals & Mining	1.24%
IT Services	1.22%
Entertainment	0.83%
Gas Utilities	0.46%
Cash, Cash Equivalents, and Other	1.93%
Totals	100.00%

COUNTRY WEIGHTINGS

As a percentage of Net Assets

United States	60.65%
Canada	8.87%
Japan	5.77%
Spain	3.71%
China	3.68%
Great Britain	3.18%
France	3.13%
Italy	2.49%
Singapore	2.25%
Germany	2.07%
Australia	1.32%
Hong Kong	0.95%
Cash, Cash Equivalents, and Other	1.93%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2018

This graph assumes an initial investment of $10,000 at January 29, 2018, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the MSCI World Index and the MSCI World Infrastructure Index. Taxes on any Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2018

	1 Month	3 Month	Since Inception (January 29, 2018)
Centre Global Infrastructure Fund – Investor	-0.44%	1.09%	-1.18%
Centre Global Infrastructure Fund – Institutional	-0.31%	1.19%	-0.78%
MSCI World Index – NR	0.56%	4.98%	-0.79%
MSCI World Infrastructure Index – NR	0.34%	2.40%	-1.51%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World Index does not offer exposure to emerging markets.

MSCI World Infrastructure Index captures the global opportunity set of companies that are owners or operators of infrastructure assets. Constituents are selected from the equity universe of MSCI World, the parent index.

You cannot invest directly in an index.

The Fund is new and has a limited operating history.

Annual Report | September 30, 2018	17

Centre Funds	Disclosure of Fund Expenses

September 30, 2018 (Unaudited)

Example. As a shareholder of a series of Centre Funds (each series, a “Fund” and together, the “Funds”), you will incur two types of costs: (1) transaction costs, including any applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2018 and held through September 30, 2018.

Actual Expenses. The first line under each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period 04/01/2018 – 09/30/2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the second line under each class of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 04/01/18	Ending Account Value 09/30/18	Expense Ratio(a)	Expenses Paid During Period 4/1/2018- 9/30/2018 (b)
Centre American Select Equity Fund
Investor Class
Actual	$1,000.00	$1,086.90	1.45%	$7.59
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.45%	$7.33
Institutional Class
Actual	$1,000.00	$1,090.00	0.92%	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	0.92%	$4.66
Centre Active U.S. Treasury Fund
Investor Class
Actual	$1,000.00	$999.70	1.09%	$5.46
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	1.09%	$5.52
Institutional Class
Actual	$1,000.00	$1,002.00	0.63%	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	0.63%	$3.19
Centre Global Infrastructure Fund
Investor Class
Actual	$1,000.00	$1,056.30	1.33%	$6.86
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.33%	$6.73
Institutional Class
Actual	$1,000.00	$1,060.00	1.14%	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	1.14%	$5.77

(a)	Annualized, based on the Fund's most recent fiscal half year expenses less any waivers/reimbursements.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

18	centrefunds.com

Centre American Select Equity Fund	Schedule of Investments

September 30, 2018

	Shares	Value
COMMON STOCKS (98.37%)
Communication Services (13.69%)
Diversified Telecommunication Services (2.05%)
AT&T, Inc.	80,560	$2,705,205

Entertainment (3.06%)
Netflix, Inc.(a)	4,460	1,668,620
Viacom, Inc., Class B	70,010	2,363,538
		4,032,158
Interactive Media & Services (8.58%)
Alphabet, Inc., Class C(a)	3,075	3,669,920
Alphabet, Inc., Class A(a)	3,040	3,669,523
Facebook, Inc., Class A(a)	24,080	3,960,197
		11,299,640
Total Communication Services		18,037,003

Consumer Discretionary (14.72%)
Auto Components (1.00%)
BorgWarner, Inc.	30,780	1,316,768

Hotels, Restaurants & Leisure (0.91%)
Wynn Resorts, Ltd.	9,500	1,207,070

Internet & Direct Marketing Retail (6.28%)
Amazon.com, Inc.(a)	4,130	8,272,390

Multiline Retail (0.96%)
Macy's, Inc.	36,300	1,260,699

Specialty Retail (3.06%)
Advance Auto Parts, Inc.	9,400	1,582,302
The Home Depot, Inc.	11,817	2,447,892
		4,030,194
Textiles, Apparel & Luxury Goods (2.51%)
Ralph Lauren Corp.	13,830	1,902,317
Under Armour, Inc., Class A(a)	66,600	1,413,252
		3,315,569
Total Consumer Discretionary		19,402,690

Energy (10.57%)
Energy Equipment & Services (1.57%)
Halliburton Co.	50,990	2,066,625

Oil, Gas & Consumable Fuels (9.00%)
Anadarko Petroleum Corp.	30,150	2,032,411
Cimarex Energy Co.	24,900	2,314,206
ConocoPhillips	39,150	3,030,210
EOG Resources, Inc.	14,110	1,800,013
Noble Energy, Inc.	86,000	2,682,340
		11,859,180
Total Energy		13,925,805

Financials (1.49%)
Banks (1.49%)
Bank of America Corp.	66,720	1,965,571

Total Financials		1,965,571

	Shares	Value
Health Care (11.88%)
Biotechnology (4.77%)
AbbVie, Inc.	16,170	$1,529,358
Celgene Corp.(a)	21,860	1,956,251
Regeneron Pharmaceuticals, Inc.(a)	6,940	2,804,038
		6,289,647
Health Care Equipment & Supplies (1.77%)
Medtronic Plc	23,730	2,334,320

Health Care Providers & Services (3.80%)
HCA Healthcare, Inc.	16,000	2,225,920
UnitedHealth Group, Inc.	10,450	2,780,118
		5,006,038
Pharmaceuticals (1.54%)
Johnson & Johnson	14,680	2,028,336

Total Health Care		15,658,341

Industrials (2.78%)
Aerospace & Defense (1.55%)
The Boeing Co.	5,500	2,045,450

Machinery (1.23%)
Cummins, Inc.	11,100	1,621,377

Total Industrials		3,666,827

Information Technology (25.23%)
IT Services (3.71%)
Mastercard, Inc., Class A	9,430	2,099,212
Visa, Inc., Class A	18,540	2,782,669
		4,881,881
Semiconductors & Semiconductor Equipment (2.68%)
Applied Materials, Inc.	46,990	1,816,163
NVIDIA Corp.	6,090	1,711,412
		3,527,575
Software (11.16%)
Adobe Systems, Inc.(a)	7,100	1,916,645
Microsoft Corp.	77,817	8,899,930
Oracle Corp.	41,920	2,161,395
salesforce.com, Inc.(a)	10,900	1,733,427
		14,711,397
Technology Hardware, Storage & Peripherals (7.68%)
Apple, Inc.	44,828	10,119,473

Total Information Technology		33,240,326

Materials (12.39%)
Chemicals (5.94%)
Albemarle Corp.	20,840	2,079,415
CF Industries Holdings, Inc.	53,710	2,923,973
Mosaic Co.	86,950	2,824,136
		7,827,524
Construction Materials (1.26%)
Vulcan Materials Co.	15,000	1,668,000

Metals & Mining (5.19%)
Barrick Gold Corp.	193,780	2,147,082

Annual Report | September 30, 2018	19

Centre American Select Equity Fund	Schedule of Investments

September 30, 2018

	Shares	Value
Materials (continued)
Metals & Mining (continued)
Freeport-McMoRan, Inc.	150,590	$2,096,213
Nucor Corp.	40,860	2,592,567
		6,835,862
Total Materials		16,331,386

Utilities (5.62%)
Electric Utilities (1.41%)
PPL Corp.	63,530	1,858,888

Independent Power and Renewable Electricity Producers (4.21%)
AES Corp.	167,670	2,347,380
NRG Energy, Inc.	85,660	3,203,684
		5,551,064
Total Utilities		7,409,952

TOTAL COMMON STOCKS (Cost $82,345,753)		129,637,901

Expiration Date	Exercise Price	Contracts	Notional Value	Value
PURCHASED OPTIONS (0.77%)
Puts
S&P 500® Index:
3/15/2019	$2,500.00	450	131,129,100	1,017,000

Total Puts				1,017,000

TOTAL PURCHASED OPTIONS (Cost $1,878,063)				1,017,000

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.82%)
Money Market Fund (0.82%)
Dreyfus Treasury Prime Cash Management, Institutional Class	1.90143%	1,080,530	1,080,530

TOTAL SHORT TERM INVESTMENTS (Cost $1,080,530)			1,080,530

TOTAL INVESTMENTS (99.96%) (Cost $85,304,346)			$131,735,431
Other Assets In Excess Of Liabilities (0.04%)			49,178
NET ASSETS (100.00%)			$131,784,609

(a)	Non-income producing security.

See Notes to Financial Statements.

20	centrefunds.com

Centre Active U.S. Treasury Fund	Schedule of Investments

September 30, 2018

	Principal Amount	Value
U.S. GOVERNMENT BONDS & NOTES (91.15%)
U.S. Treasury Bonds (73.50%)
8/15/2019, 8.125%	$6,856,000	$7,179,651
2/15/2020, 8.500%	5,000,000	5,386,524
8/15/2020, 8.750%	6,500,000	7,198,750
2/15/2043, 3.125%	5,170,000	5,107,294
5/15/2044, 3.375%	5,170,000	5,328,634
Total U.S. Treasury Bonds		30,200,853

U.S. Treasury Notes (17.65%)
7/31/2021, 2.250%	2,200,000	2,162,660
11/15/2022, 1.625%	1,500,000	1,424,326
5/15/2024, 2.500%	1,500,000	1,463,496
8/15/2024, 2.375%	1,000,000	967,266
11/15/2025, 2.250%	1,300,000	1,236,066
Total U.S. Treasury Notes		7,253,814

TOTAL U.S. GOVERNMENT BONDS & NOTES (Cost $37,712,128)		37,454,667

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.34%)
Money Market Fund (1.34%)
Dreyfus Treasury Prime Cash Management, Institutional Class	1.90143%	550,500	550,500

TOTAL SHORT TERM INVESTMENTS (Cost $550,500)			550,500

TOTAL INVESTMENTS (92.49%) (Cost $38,262,628)			$38,005,167
Other Assets In Excess Of Liabilities (7.51%)			3,084,655	(a)
NET ASSETS (100.00%)			$41,089,822

(a)	Includes cash which is being held as collateral for futures contracts.

FUTURES CONTRACTS

At September 30, 2018, the Fund had outstanding futures contracts:

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Fixed Income Contracts
U.S. 10 Year Treasury Note Future	Interactive Brokers, LLC	Short	4	12/19/2018	$(475,125)	$3,431
U.S. 2 Year Treasury Note Future	Interactive Brokers, LLC	Short	40	12/31/2018	(8,429,375)	13,066
U.S. 5 Year Treasury Note Future	Interactive Brokers, LLC	Short	23	12/31/2018	(2,586,961)	11,645
U.S. Treasury Long Bond Future	Interactive Brokers, LLC	Short	25	12/20/2018	(3,512,500)	52,302
U.S. Ultra Long Term U.S. Treasury Bond Future	Interactive Brokers, LLC	Short	17	12/20/2018	(2,622,781)	45,127
					$(17,626,742)	$125,571

See Notes to Financial Statements.

Annual Report | September 30, 2018	21

Centre Global Infrastructure Fund	Schedule of Investments

September 30, 2018

	Shares	Value
COMMON STOCKS (88.77%)
ASIA (13.97%)
Australia (1.32%)
Transportation Infrastructure (1.32%)
Transurban Group	26,400	$214,114

Total Australia		214,114

China (3.68%)
Communications Equipment (1.63%)
ZTE Corp., Class H	144,500	264,696

Entertainment (0.83%)
iQIYI, Inc., ADR(a)	4,970	134,538

IT Services (1.22%)
GDS Holdings, Ltd., ADR(a)	5,670	199,187

Total China		598,421

Hong Kong (0.95%)
Electric Utilities (0.49%)
CLP Holdings, Ltd.	6,800	79,611

Gas Utilities (0.46%)
Hong Kong & China Gas Co., Ltd.	37,700	74,838

Total Hong Kong		154,449

Japan (5.77%)
Diversified Telecommunication Services (0.92%)
Nippon Telegraph & Telephone Corp.	3,300	149,055

Wireless Telecommunication Services (4.85%)
KDDI Corp.	8,300	229,305
NTT DOCOMO, Inc.	6,200	166,705
SoftBank Corp.	3,900	393,707
		789,717
Total Japan		938,772

Singapore (2.25%)
Diversified Telecommunication Services (0.57%)
Singapore Telecommunications, Ltd.	39,300	93,144

Trading Companies & Distributors (1.68%)
BOC Aviation, Ltd.(b)(c)	35,300	273,711

Total Singapore		366,855

TOTAL ASIA (Cost $2,183,563)		2,272,611

EUROPE (14.58%)
France (3.13%)
Diversified Telecommunication Services (0.90%)
Orange SA	9,200	146,713

	Shares	Value
France (continued)
Multi-Utilities (0.67%)
Engie SA	7,400	$108,815

Software (1.14%)
Dassault Systemes SE	1,240	185,362

Transportation Infrastructure (0.42%)
Aeroports de Paris	300	67,538

Total France		508,428

Germany (2.07%)
Diversified Telecommunication Services (1.51%)
Deutsche Telekom AG	15,300	246,654

Multi-Utilities (0.56%)
E.ON SE	8,900	90,727

Total Germany		337,381

Great Britain (3.18%)
Diversified Telecommunication Services (0.70%)
BT Group Plc	38,600	113,351

Multi-Utilities (0.87%)
National Grid Plc	13,700	141,317

Wireless Telecommunication Services (1.61%)
Vodafone Group Plc	122,300	262,223

Total Great Britain		516,891

Italy (2.49%)
Electric Utilities (1.05%)
Enel SpA	33,200	170,069

Oil, Gas & Consumable Fuels (0.69%)
Snam SpA	27,000	112,509

Transportation Infrastructure (0.75%)
Atlantia SpA	5,900	122,413

Total Italy		404,991

Spain (3.71%)
Diversified Telecommunication Services (1.04%)
Telefonica SA	21,400	169,403

Electric Utilities (1.10%)
Iberdrola SA	24,297	178,795

Oil, Gas & Consumable Fuels (0.45%)
Enagas SA	2,700	72,885

Transportation Infrastructure (1.12%)
Abertis Infraestructuras SA	1,200	25,580

22	centrefunds.com

Centre Global Infrastructure Fund	Schedule of Investments

September 30, 2018

	Shares	Value
Spain (continued)
Transportation Infrastructure (continued)
Aena SME SA(b)(c)	900	$156,220
		181,800
Total Spain		602,883

TOTAL EUROPE (Cost $2,504,431)		2,370,574

NORTH AMERICA (60.22%)
Canada (8.87%)
Oil, Gas & Consumable Fuels (8.30%)
Enbridge, Inc.	20,200	651,830
Inter Pipeline, Ltd.	4,500	78,040
Pembina Pipeline Corp.	5,900	200,481
TransCanada Corp.	10,400	420,782
		1,351,133
Wireless Telecommunication Services (0.57%)
Rogers Communications, Inc., Class B	1,800	92,575

Total Canada		1,443,708

United States (51.35%)
Diversified Telecommunication Services (13.64%)
AT&T, Inc.	33,260	1,116,871
CenturyLink, Inc.	4,420	93,704
Verizon Communications, Inc.	18,900	1,009,071
		2,219,646
Electric Utilities (9.61%)
American Electric Power Co., Inc.	1,990	141,051
Duke Energy Corp.	2,850	228,057
Edison International	1,340	90,691
Eversource Energy	1,280	78,643
Exelon Corp.	3,920	171,147
FirstEnergy Corp.	1,980	73,597
NextEra Energy, Inc.	1,930	323,468
PG&E Corp.	2,110	97,081
PPL Corp.	2,820	82,513
The Southern Co.	4,100	178,760
Xcel Energy, Inc.	2,080	98,197
		1,563,205
Electronic Equipment, Instruments & Components (1.26%)
Coherent, Inc.(a)	1,190	204,906

Health Care Providers & Services (3.66%)
HCA Healthcare, Inc.	3,320	461,878
Universal Health Services, Inc., Class B	1,040	132,954
		594,832
Metals & Mining (1.24%)
Freeport-McMoRan, Inc.	14,480	201,561

Multi-Utilities (4.11%)
Consolidated Edison, Inc.	1,280	97,523
Dominion Energy, Inc.	2,640	185,539
DTE Energy Co.	740	80,756
Public Service Enterprise Group, Inc.	2,050	108,220
Sempra Energy	980	111,475
WEC Energy Group, Inc.	1,280	85,453
		668,966

	Shares	Value
United States (continued)
Oil, Gas & Consumable Fuels (10.38%)
Cheniere Energy, Inc.(a)	2,400	$166,776
Kinder Morgan, Inc.	23,500	416,655
ONEOK, Inc.	4,870	330,137
Targa Resources Corp.	2,580	145,280
The Williams Cos., Inc.	14,240	387,185
Whiting Petroleum Corp.(a)	4,570	242,393
		1,688,426
Semiconductors & Semiconductor Equipment (2.67%)
Micron Technology, Inc.(a)	4,180	189,062
QUALCOMM, Inc.	3,410	245,622
		434,684
Software (4.10%)
Box, Inc., Class A(a)	8,690	207,778
New Relic, Inc.(a)	2,200	207,306
Talend SA, ADR(a)	3,600	251,064
		666,148
Wireless Telecommunication Services (0.68%)
T-Mobile US, Inc.(a)	1,570	110,183

Total United States		8,352,557

TOTAL NORTH AMERICA (Cost $9,955,709)		9,796,265

TOTAL COMMON STOCKS (Cost $14,643,703)		14,439,450

	Principle Amount	Value
MUNICIPAL BOND (9.30%)
Gwinnett County, GA, Water & Sewerage Authority
8/1/2028, 4.000%	$500,000	$506,195
New York State, Environmental Facilities Corp.
11/15/2033, 5.000%	900,000	1,007,235

TOTAL MUNICIPAL BOND (Cost $1,525,516)		1,513,430

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.11%)
Money Market Fund (1.11%)
Dreyfus Treasury Prime Cash Management, Institutional Class	1.90143%	180,925	180,925

TOTAL SHORT TERM INVESTMENTS (Cost $180,925)			180,925

Value
TOTAL INVESTMENTS (99.18%) (Cost $16,350,144)	$16,133,805
Other Assets In Excess Of Liabilities (0.82%)	133,349
NET ASSETS (100.00%)	$16,267,154

(a)	Non-income producing security.

Annual Report | September 30, 2018	23

Centre Global Infrastructure Fund	Schedule of Investments

September 30, 2018

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2018, these securities had a total aggregate market value of $429,931, representing 2.64% of net assets.

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At period end, the aggregate market value of those securities was $429,931, representing 2.64% of net assets.

See Notes to Financial Statements.

24	centrefunds.com

Centre Funds	Statements of Assets and Liabilities

September 30, 2018

	Centre American Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Global Infrastructure Fund
ASSETS:
Investments, at value	$131,735,431	$38,005,167	$16,133,805
Cash	–	–	33
Foreign currency, at value (Cost $–, $– and $2,437, respectively)	–	–	2,437
Receivable for dividends and interest	90,623	331,153	45,366
Deposit with broker for futures contracts	–	2,795,395	–
Deposit with broker for options	75,085	–	–
Receivable due from investment adviser	–	10,018	129
Receivable for fund shares sold	100,648	–	100,000
Deferred offering cost	–	–	22,047
Prepaid and other assets	1,969	6,400	3,147
Total Assets	132,003,756	41,148,133	16,306,964
LIABILITIES:
Payable to administrator	20,458	7,188	10,869
Payable to transfer agent	12,624	9,705	3,414
Payable for fund shares redeemed	51,413	43	3,000
Payable to investment adviser	7,953	–	–
Accrued 12b-1 and service fees	46,740	10,295	4,544
Payable for custodian fees	3,857	1,712	3,061
Payable for printing	13,860	3,960	1,033
Payable for legal and audit fees	36,710	19,452	11,543
Payable to trustees	10,627	3,501	896
Payable under the Chief Compliance Officer Services Agreement	4,168	1,375	9
Other payables	10,737	1,080	1,441
Total Liabilities	219,147	58,311	39,810
NET ASSETS	$131,784,609	$41,089,822	$16,267,154
NET ASSETS CONSIST OF:
Paid-in capital	$70,113,744	$40,279,907	$16,520,726
Total distributable earnings	61,670,865	809,915	(253,572)
NET ASSETS	$131,784,609	$41,089,822	$16,267,154
INVESTMENTS, AT COST	$85,304,346	$38,262,628	$16,350,144
PRICING OF SHARES
Investor Class
Net Assets	$129,230,563	$37,007,640	$14,842,881
Shares outstanding	9,481,676	3,842,796	1,539,125
Net Asset Value, offering and redemption price per share	$13.63	$9.63	$9.64
Institutional Class
Net Assets	$2,554,046	$4,082,182	$1,424,273
Shares outstanding	186,632	420,928	147,361
Net Asset Value, offering and redemption price per share	$13.68	$9.70	$9.67

See Notes to Financial Statements.

Annual Report | September 30, 2018	25

Centre Funds	Statements of Operations

September 30, 2018

	Centre American Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Global Infrastructure Fund(a)
INVESTMENT INCOME:
Interest	$–	$1,291,717	$15,253
Dividends	1,640,023	–	88,541
Foreign taxes withheld	(7,647)	–	(5,151)
Total Investment Income	1,632,376	1,291,717	98,643

EXPENSES:
Investment advisory fees	975,898	184,599	27,231
Administration fees	224,683	82,439	14,319
Transfer agent fees	65,703	55,113	17,296
Custodian fees	15,666	6,970	7,692
Legal fees	164,459	56,377	4,231
Audit fees	12,550	12,550	12,555
Trustees' fees and expenses	38,024	13,350	26
Registration/filing fees	35,970	25,757	1,374
12b-1 fees (Investor Class)	319,319	105,503	4,062
Shareholder service fees	128,478	17,363	1,268
Printing fees	32,045	9,318	24
Chief Compliance Officer services fees	40,730	14,392	520
Offering costs	–	–	54,116
Miscellaneous expenses	18,424	8,356	1,490
Total expenses before waivers	2,071,949	592,087	146,204
Fees waived/reimbursed by investment adviser (Investor Class) (Note 5)	(357,720)	(126,667)	(16,342)
Fees waived/reimbursed by investment adviser (Institutional Class) (Note 5)	(8,130)	(16,945)	(92,541)
Net Expenses	1,706,099	448,475	37,321
Net Investment Income/(Loss)	(73,723)	843,242	61,322

Net realized gain/(loss) on investments	17,689,602	133,254	(42,333)
Net realized loss on written option contracts	(168,497)	–	–
Net realized gain on futures contracts	–	1,583,317	–
Net realized loss on foreign currencies	(235)	–	(4,301)
Total realized gain/(loss)	17,520,870	1,716,571	(46,634)
Net change in unrealized appreciation/(depreciation) on investments	4,250,624	(1,914,495)	(216,339)
Net change in unrealized appreciation on futures contracts	–	(356,814)	–
Net change in unrealized depreciation on foreign currencies	–	–	(18)
Total change in unrealized appreciation/(depreciation)	4,250,624	(2,271,309)	(216,357)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	21,771,494	(554,738)	(262,991)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,697,771	$288,504	$(201,669)

(a)	For the period January 29, 2018 (Inception) to September 30, 2018.

See Notes to Financial Statements.

26	centrefunds.com

Centre American Select Equity Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2018	For The Year Ended September 30, 2017
OPERATIONS:
Net investment income/(loss)	$(73,723)	$608,811
Net realized gain	17,520,870	14,300,964
Net change in unrealized appreciation	4,250,624	3,090,750
Net increase in net assets resulting from operations	21,697,771	18,000,525
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(14,897,936)	(4,100,112)
Institutional	(267,949)	(73,078)
Total distributions	(15,165,886)	(4,173,190	)(a)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	532,620	1,050,779
Shares issued in reinvestment of distributions	14,497,752	3,956,485
Cost of shares redeemed	(16,126,205)	(21,306,500)
Redemption fees	154	179
Net decrease from capital share transactions	(1,095,679)	(16,299,057)
Institutional Class
Proceeds from sale of shares	103,347	2,314,265
Shares issued in reinvestment of distributions	253,610	73,078
Cost of shares redeemed	(386,559)	(20,833,579)
Redemption fees	–	194
Net decrease from capital share transactions	(29,602)	(18,446,042)
Net increase/(decrease) in net assets	5,406,604	(20,917,764)
NET ASSETS:
Beginning of period	126,378,005	147,295,769
End of period	$131,784,609	$126,378,005	(b)

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	9,500,318	10,837,210
Shares sold	40,141	87,523
Shares issued in reinvestment of dividends	1,173,907	354,206
Shares redeemed	(1,232,690)	(1,778,621)
Ending shares	9,481,676	9,500,318
Institutional Class
Beginning shares	186,978	1,803,739
Shares sold	7,871	186,898
Shares issued in reinvestment of dividends	20,519	6,543
Shares redeemed	(28,736)	(1,810,202)
Ending shares	186,632	186,978

(a)	For the prior year ended September 30, 2017, total distributions consisted of Net Investment Income of $1,571,442, and Net Realized Gains of $2,601,748.
(b)	For the prior year ended September 30, 2017, Net Assets included accumulated net investment loss of $3,709.

See Notes to Financial Statements.

Annual Report | September 30, 2018	27

Centre Active U.S. Treasury Fund	Statements of Changes in Net Assets

	For The Year Ended September 30, 2018	For The Year Ended September 30, 2017
OPERATIONS:
Net investment income	$843,242	$1,139,445
Net realized gain/(loss)	1,716,571	(674,540)
Net change in unrealized depreciation	(2,271,309)	(3,164,674)
Net increase/(decrease) in net assets resulting from operations	288,504	(2,699,769)
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(751,913)	(2,044,510)
Institutional	(85,185)	(219,010)
Total distributions	(837,098)	(2,263,520	)(a)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	614,797	3,103,324
Shares issued in reinvestment of distributions	587,181	1,594,318
Cost of shares redeemed	(11,602,374)	(16,176,105)
Net decrease from capital share transactions	(10,400,396)	(11,478,463)
Institutional Class
Proceeds from sale of shares	706,467	1,525,346
Shares issued in reinvestment of distributions	73,923	200,579
Cost of shares redeemed	(1,319,504)	(17,198,743)
Net decrease from capital share transactions	(539,114)	(15,472,818)
Net decrease in net assets	(11,488,104)	(31,914,570)
NET ASSETS:
Beginning of period	52,577,926	84,492,496
End of period	$41,089,822	$52,577,926

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	4,915,018	6,071,514
Shares sold	63,545	314,241
Shares issued in reinvestment of dividends	60,622	162,313
Shares redeemed	(1,196,389)	(1,633,050)
Ending shares	3,842,796	4,915,018
Institutional Class
Beginning shares	475,762	2,007,623
Shares sold	72,389	155,042
Shares issued in reinvestment of dividends	7,580	20,104
Shares redeemed	(134,803)	(1,707,007)
Ending shares	420,928	475,762

(a)	For the prior year ended September 30, 2017, total distributions consisted of Net Investment Income of $2,167,862, and Net Realized Gains of $95,658.

See Notes to Financial Statements.

28	centrefunds.com

Centre Global Infrastructure Fund	Statement of Changes in Net Assets

For The Period January 29, 2018 (Inception) to September 30, 2018
OPERATIONS:
Net investment income	$61,322
Net realized loss	(46,634)
Net change in unrealized depreciation	(216,357)
Net decrease in net assets resulting from operations	(201,669)
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(12,520)
Institutional	(56,376)
Total distributions	(68,896)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	265,571
Shares issued in reinvestment of distributions	9,467
Cost of shares redeemed	(1,532,577)
Redemption fees	15,435
Acquisition (Note 9)	16,291,332
Net increase from capital share transactions	15,049,228
Institutional Class
Proceeds from sale of shares	2,233,149
Shares issued in reinvestment of distributions	56,376
Cost of shares redeemed	(2,136,631)
Acquisition (Note 9)	1,335,597
Net increase from capital share transactions	1,488,491
Net increase in net assets	16,267,154
NET ASSETS:
Beginning of period	–
End of period	$16,267,154

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	–
Shares sold	26,875
Shares issued in reinvestment of dividends	981
Shares redeemed	(159,328)
Acquisition shares (Note 9)	1,670,597
Ending shares	1,539,125
Institutional Class
Beginning shares	–
Shares sold	223,582
Shares issued in reinvestment of dividends	5,823
Shares redeemed	(218,822)
Acquisition shares (Note 9)	136,778
Ending shares	147,361

See Notes to Financial Statements.

Annual Report | September 30, 2018	29

Centre American Select Equity Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$13.05		$11.65	$11.67	$12.08	$10.38
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.01)		0.06	0.09	0.07	0.06
Net realized and unrealized gain/(loss) on investments	2.20		1.74	1.11	(0.31)	1.73
Total income/(loss) from investment operations	2.19		1.80	1.20	(0.24)	1.79

DISTRIBUTIONS:
Net investment income	(0.00	)(c)	(0.15)	(0.02)	(0.17)	(0.09)
Net realized gains on investments	(1.61)		(0.25)	(1.20)	–	(0.00	)(d)
Total distributions	(1.61)		(0.40)	(1.22)	(0.17)	(0.09)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.58		1.40	(0.02)	(0.41)	1.70
NET ASSET VALUE, END OF PERIOD	$13.63		$13.05	$11.65	$11.67	$12.08

Total Return(e)	18.10%		15.99%	10.74%	(2.07%)	17.31%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$129,231		$123,938	$126,238	$148,314	$116,045

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	(0.06%)		0.47%	0.77%	0.58%	0.53%
Operating expenses excluding reimbursement/waiver	1.60%		1.46%	1.36%	1.33%	1.43%
Operating expenses including reimbursement/waiver	1.32	%(f)	1.05%	1.05%	1.05%	1.05%

PORTFOLIO TURNOVER RATE	87%		81%	74%	105%	72%

(a)	Prior to January 21, 2014, the Centre American Select Equity Fund was named the Drexel Hamilton Centre American Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Less than $(0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(f)	Effective January 29, 2018, the net expense limitation changed from 1.05% to 1.10%, excluding, among other fees and expenses, 12b-1 fees and shareholder services fees.

See Notes to Financial Statements.

30	centrefunds.com

Centre American Select Equity Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$13.05		$11.67	$11.69	$12.08	$11.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	(b)	0.08	0.10	0.08	0.05
Net realized and unrealized gain/(loss) on investments	2.21		1.74	1.11	(0.30)	0.64
Total income/(loss) from investment operations	2.25		1.82	1.21	(0.22)	0.69

DISTRIBUTIONS:
Net investment income	(0.01)		(0.19)	(0.03)	(0.17)	–
Net realized gains on investments	(1.61)		(0.25)	(1.20)	–	–
Total distributions	(1.62)		(0.44)	(1.23)	(0.17)	–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	–		0.00 (c)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.63		1.38	(0.02)	(0.39)	0.69
NET ASSET VALUE, END OF PERIOD	$13.68		$13.05	$11.67	$11.69	$12.08

Total Return(d)	18.55%		16.20%	10.74%	(1.89%)	6.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$2,554		$2,440	$21,058	$16,907	$15,826

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.32%		0.66%	0.88%	0.67%	0.65	%(e)
Operating expenses excluding reimbursement/waiver	1.27%		1.18%	1.13%	1.11%	1.26	%(e)
Operating expenses including reimbursement/waiver	0.93	%(f)	0.95%	0.95%	0.95%	0.95	%(e)

PORTFOLIO TURNOVER RATE	87%		81%	74%	105%	72	%(g)

(a)	Calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Annualized.
(f)	Effective January 29, 2018, the net expense limitation changed from 0.95% to 0.90%, excluding, among other fees and expenses, shareholder service fees.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2018	31

Centre Active U.S. Treasury Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$9.75		$10.44	$10.19	$10.07	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.18	0.16	0.12	0.00	(b)
Net realized and unrealized gain/(loss) on investments	(0.12)		(0.50)	0.09	0.13	0.07
Total income/(loss) from investment operations	0.05		(0.32)	0.25	0.25	0.07

DISTRIBUTIONS:
Net investment income	(0.17)		(0.35)	–	(0.05)	–
Net realized gains on investments	–		(0.02)	–	(0.08)	–
Total distributions	(0.17)		(0.37)	–	(0.13)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.12)		(0.69)	0.25	0.12	0.07
NET ASSET VALUE, END OF PERIOD	$9.63		$9.75	$10.44	$10.19	$10.07

Total Return(c)	0.56%		(3.06%)	2.45%	2.48%	0.70%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$37,008		$47,908	$63,398	$79,867	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.80%		1.84%	1.56%	1.20%	0.07	%(d)
Operating expenses excluding reimbursement/waiver	1.31%		1.14%	1.09%	0.94%	2.09	%(d)
Operating expenses including reimbursement/waiver	1.01	%(e)	0.85%	0.85%	0.85%	0.85	%(d)

PORTFOLIO TURNOVER RATE	0%		4%	2%	70%	439	%(f)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Effective January 29, 2018, the net expense limitation changed from 0.85% to 0.80%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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Centre Active U.S. Treasury Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$9.82		$10.51	$10.23	$10.09	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.20	0.19	0.09	0.02
Net realized and unrealized gain/(loss) on investments	(0.12)		(0.49)	0.09	0.19	0.07
Total income/(loss) from investment operations	0.09		(0.29)	0.28	0.28	0.09

DISTRIBUTIONS:
Net investment income	(0.21)		(0.38)	–	(0.06)	–
Net realized gains on investments	–		(0.02)	–	(0.08)	–
Total distributions	(0.21)		(0.40)	–	(0.14)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.12)		(0.69)	0.28	0.14	0.09
NET ASSET VALUE, END OF PERIOD	$9.70		$9.82	$10.51	$10.23	$10.09

Total Return(b)	0.96	%(c)	(2.78%)	2.74%	2.73%	0.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$4,082		$4,670	$21,095	$21,573	$14,514

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.18%		2.01%	1.81%	0.94%	0.29	%(d)
Operating expenses excluding reimbursement/waiver	1.05%		0.88%	0.84%	1.01%	1.86	%(d)
Operating expenses including reimbursement/waiver	0.62	%(e)	0.60%	0.60%	0.60%	0.60	%(d)

PORTFOLIO TURNOVER RATE	0%		4%	2%	70%	439	%(f)

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Difference between total return data appearing in the Manager Commentary and Financial Highlights is due to financial reporting adjustments.
(d)	Annualized.
(e)	Effective January 29, 2018, the net expense limitation agreement changed to exclude shareholder service fees.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2018	33

Centre Global Infrastructure Fund	Financial Highlights

Investor Class	For a share outstanding throughout the period presented.

	For the Period January 29, 2018 (Inception) to September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
LOSS FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12
Net realized and unrealized loss on investments	(0.29)
Total loss from investment operations	(0.17)

DISTRIBUTIONS:
Net investment income	(0.15)
Net realized gains on investments	(0.10)
Total distributions	(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.06
NET DECREASE IN NET ASSET VALUE	(0.36)
NET ASSET VALUE, END OF PERIOD	$9.64

Total Return(b)	(1.18%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$14,843

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.87	%(c)
Operating expenses excluding reimbursement/waiver	2.34	%(c)
Operating expenses including reimbursement/waiver	1.33	%(c)(d)

PORTFOLIO TURNOVER RATE	49	%(e)

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Annualized.
(d)	Effective May 18, 2018, the net expense limitation changed from 1.30% to 1.05%.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

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Centre Global Infrastructure Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the period presented.

	For the Period January 29, 2018 (Inception) to September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
LOSS FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15
Net realized and unrealized loss on investments	(0.23)
Total loss from investment operations	(0.08)

DISTRIBUTIONS:
Net investment income	(0.15)
Net realized gains on investments	(0.10)
Total distributions	(0.25)
NET DECREASE IN NET ASSET VALUE	(0.33)
NET ASSET VALUE, END OF PERIOD	$9.67

Total Return(b)	(0.78%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$1,424

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.28	%(c)
Operating expenses excluding reimbursement/waiver	7.96	%(c)
Operating expenses including reimbursement/waiver	1.16	%(c)

PORTFOLIO TURNOVER RATE	49	%(d)

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2018	35

Centre Funds	Notes to Financial Statements

September 30, 2018

1. ORGANIZATION

Centre Funds (the “Trust”) was organized on March 17, 2011 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Trust currently offers shares of beneficial interest (“shares”) of Centre American Select Equity Fund (the “American Select Equity Fund"), Centre Active U.S. Treasury Fund (the “Treasury Fund”), and Centre Global Infrastructure Fund (the “Infrastructure Fund”) (collectively, the “Funds”). The affairs of the Trust are overseen by a Board of Trustees (the “Board” or the “Trustees”). The Declaration of Trust permits the Trustees to create additional series of the Trust and share classes.

Information in the accompanying Funds’ financial statements pertain to the Investor Class and Institutional Class shares offered by the Funds. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(a)	Portfolio securities traded on a securities exchange or quoted by NASDAQ are valued at the last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. Securities traded in the OTC market and not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Short-term instruments with maturities of 60 days or less are valued at the price supplied by an approved independent pricing source. Options contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the highest bid and lowest asked quotation across the exchanges on which the option is traded. Futures contracts are ordinarily valued at the closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments. If a Fund invests in shares of other open-end mutual funds (each, an “Underlying Fund”), the Fund calculates the net asset value of its shares using the reported net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the Exchange on each day the Exchange is open by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

(b)	The per share net asset value (the “NAV”) of each Fund is calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) each day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share. Redemption of shares of American Select Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)	The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

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Centre Funds	Notes to Financial Statements

September 30, 2018

As of and during the year ended September 30, 2018, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

(d)	Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of September 30, 2018, the Funds did not hold any restricted securities.

(f)	The accompanying financial statements were prepared in accordance with GAAP, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(g)	Each Fund bears expenses incurred specifically by such Fund, as well as its pro rata portion of Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b-1) plan and shareholder services plan are charged to each respective fund or share class.

(h)	The Funds intend to distribute to shareholders all of their net income and/or capital gains on an annual basis, with the exception of the Centre Active U.S. Treasury Fund, which intends to make monthly income distributions. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

(i)	A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)	The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is separately disclosed and is included in net realized and net change in unrealized gains or losses on foreign currencies.

(k)	Offering costs incurred in connection with the offering and initial registration of the Infrastructure Fund, including costs of printing prospectuses, legal and registration fees, are being amortized over twelve months from the Fund’s commencement of operations. As of September 30, 2018, $22,047 of offering costs remain to be amortized for the Fund.

3. FAIR VALUE MEASUREMENTS

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

Annual Report | September 30, 2018	37

Centre Funds	Notes to Financial Statements

September 30, 2018

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1	-	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.
Level 2	-	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).
Level 3	-	Significant unobservable prices or inputs (including the oversight of the Board and Centre Asset Management, LLC (the “Adviser”) in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of September 30, 2018:

Centre American Select Equity Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$129,637,901	$–	$–	$129,637,901
Purchased Options	1,017,000	–	–	1,017,000
Short Term Investments	1,080,530	–	–	1,080,530
Total	$131,735,431	$–	$–	$131,735,431

Centre Active U.S. Treasury Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Bonds & Notes	$–	$37,454,667	$–	$37,454,667
Short Term Investments	550,500	–	–	550,500
Total	$550,500	$37,454,667	$–	$38,005,167
Other Financial Instruments Liabilities:
Futures Contracts	$125,571	$–	$–	$125,571
Total	$125,571	$–	$–	$125,571

Centre Global Infrastructure Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Spain	$577,303	$25,580	$–	$602,883
Other	13,836,567	–	–	13,836,567
Municipal Bonds	$–	$1,513,430	$–	$1,513,430
Short Term Investments	180,925	–	–	180,925
Total	$14,594,795	$1,539,010	$–	$16,133,805

(a)	For detailed descriptions of sectors, industries, and countries, see the accompanying Schedule of Investments.

There were no material amounts classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Funds.

Derivative Financial Instruments

A Fund may use derivative contracts, such as exchange-traded options and futures, that are related to stock market or bond indices, foreign exchange, fixed income or other securities, or be exposed to exchange-traded derivative products. A Fund may invest its assets in derivatives and other instruments to help manage interest rate exposure, protect the Fund’s assets, or enhance returns. A Fund may also be exposed to certain exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

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Centre Funds	Notes to Financial Statements

September 30, 2018

Derivative Risk: One or more Funds may use derivatives, such as exchange-traded options and futures, that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of a Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause a Fund to sustain large and sudden losses. The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage may allow a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives held by a Fund. Typically, a Fund may attempt to increase or decrease exposure to the risks associated with the securities or other traditional investments in which it invests. The risks associated with a Fund’s use of derivative instruments, including but not limited to volatility risk, correlation risk, segregation risk, and hedging risks, are additional risks that a Fund does not typically seek to increase or decrease exposure to. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing

A Fund may write or purchase option contracts to adjust risk and return of its overall investment positions, subject to any restrictions set forth in the Fund’s prospectus. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is netted to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from, among other things, the potential inability of counterparties to meet the terms.

Futures

A Fund may use futures subject to any restrictions set forth in the Fund’s prospectus. A Fund may also be exposed to exchange-traded futures that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions. To the extent that the Fund uses derivatives for temporary cash management, investment transition purposes, managing duration or to hedge the risks of existing positions, the Fund will be subject to the risks associated with such transactions.

The effect of derivative instruments on the Statement of Assets and Liabilities - Fair Value of Derivative Instruments as of September 30, 2018:

Risk Exposure	Derivatives Statement of Assets and Liabilities Location	Fair Value
Centre American Select Equity Fund
Equity Contracts
(Purchased Options)	Investments, at value	$1,017,000
		$1,017,000
Centre Active U.S. Treasury Fund
Fixed Income Contracts - (Interest rate risk)
(Futures Contracts)	Deposit with broker for futures contracts	$125,571
		$125,571

Annual Report | September 30, 2018	39

Centre Funds	Notes to Financial Statements

September 30, 2018

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2018 (Net realized gain/(loss) on purchased options contracts are included in Net realized gain/(loss) on investments within the Statement of Operations):

Derivatives	Location of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$(3,546,211)	$(477,447)
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized appreciation/(depreciation) on written option contracts	$(168,497)	$–
		$(3,714,708)	$(477,447)
Centre Active U.S. Treasury Fund
Fixed Income Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	$1,583,317	$(356,814)
		$1,583,317	$(356,814)

Volume of Derivative Instruments for the Funds during the year ended September 30, 2018, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Centre American Select Equity Fund
Purchased Option Contracts	Notional value of contracts outstanding	$130,798,598

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Treasury Fund
Purchased (Sold) Futures Contracts	Notional value of contracts outstanding	$(20,467,406)

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

4. BENEFICIAL INTEREST TRANSACTIONS

On September 30, 2018, there was an unlimited number of shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statement of Changes in Net Assets.

Shares of American Select Equity Fund and Infrastructure Fund that are redeemed within 90 days of purchase may incur a 2% redemption fee deducted from the redemption amount. For the year ended September 30, 2018, redemption fees retained by these Funds are disclosed in the Statement of Changes in Net Assets.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2018, the following entities owned beneficially more than 25% of each Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the share class.

Centre American Select Equity Fund	Class	Percentage
Charles Schwab & Co. Inc	Investor	45.74%

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Centre Funds	Notes to Financial Statements

September 30, 2018

5. INVESTMENT ADVISORY AGREEMENTS AND RELATED-PARTY TRANSACTIONS

The Adviser serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund.

As compensation for the investment advisory services provided to the Funds, the Adviser is entitled to receive monthly compensation, subject to waivers, based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre American Select Equity Fund (total net assets less than or equal to $1 billion)	0.75%
Centre American Select Equity Fund (total net assets over $1 billion)	0.70%
Centre Active U.S. Treasury Fund	0.40%
Centre Global Infrastructure Fund	0.90%

American Select Equity Fund

For the American Select Equity Fund, effective as of the close of business on January 29, 2018, the Adviser has agreed, pursuant to an amended and restated written expense limitation agreement (the “Expense Limitation Agreement”), to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2019 to the extent necessary to limit the current operating expenses of the Fund including, as applicable, investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.10% of the average daily net assets of the Investor Class shares and 0.90% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”) upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made. Prior to the close of business on January 29, 2018, the Adviser had agreed to limit the operating expenses of the Fund to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 0.95% of the average daily net assets of the Institutional Class shares.

Treasury Fund

For the Treasury Fund, effective as of the close of business on January 29, 2018, the Adviser has agreed, pursuant to an amended and restated written expense limitation agreement (the “Expense Limitation Agreement”), to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2019 to the extent necessary to limit the current operating expenses of the Fund, including, as applicable, investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder service fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), to an annual rate of 0.80% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”), upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made. Prior to the close of business on January 29, 2018, the Adviser had agreed to limit the operating expenses of the Fund to an annual rate of 0.85% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares.

Infrastructure Fund

For the Infrastructure Fund, effective as of the close of business on May 18, 2018, the Adviser has agreed, pursuant to a written expense limitation agreement (the “Expense Limitation Agreement”), to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of not less than two years and until the next following effective date of the post-effective amendment to the registration statement of the Trust relating to the Fund incorporating the Fund’s financial statements for that fiscal year (the “Initial Term”) to the extent necessary to limit the current operating expenses of the Fund, including, as applicable, investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”), upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made. Prior to the close of business on May 18, 2018, the Adviser had agreed to limit the operating expenses of the Fund to an annual rate of 1.30% of the average daily net assets of the Investor Class shares.

Annual Report | September 30, 2018	41

Centre Funds	Notes to Financial Statements

September 30, 2018

During the year or period ended September 30, 2018, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived and/or Reimbursed by Adviser
Centre American Select Equity Fund
Investor	$357,720
Institutional	8,130
Centre Active U.S. Treasury Fund
Investor	126,667
Institutional	16,945
Centre Global Infrastructure Fund
Investor	16,342
Institutional	92,541

As of September 30, 2018, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2019	Expires 2020	Expires 2021	Total
Centre American Select Equity Fund
Investor Class	$439,701	$504,641	$357,720	$1,302,062
Institutional Class	35,622	12,695	8,130	56,447
Centre Active U.S. Treasury Fund
Investor Class	$167,361	$156,165	$126,667	$450,193
Institutional Class	51,626	20,594	16,945	89,165
Centre Global Infrastructure Fund
Investor Class	$–	$–	$16,342	$16,342
Institutional Class	–	–	92,541	92,541

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out-of-pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund’s operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out-of-pocket expenses.

ALPS, pursuant to a chief compliance officer services agreement with the Trust, provides chief compliance officer services to the Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out-of-pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Trust, on behalf of Investor class shares of the Funds, to pay up to 0.25% per year to one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

ALPS Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. No payments were retained by the Distributor by the Funds during the year ended September 30, 2018.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives an annual retainer of $20,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Trust, and serves as Managing Director and Chief Investment Officer of the Adviser.

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Centre Funds	Notes to Financial Statements

September 30, 2018

6. FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the year ended September 30, 2018, no Fund had a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At September 30, 2018, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the book and tax treatment of currency transactions, book/tax distribution differences, and non-deductible expenses.

Fund	Distributable Earnings	Paid-in Capital
Centre Global Infrastructure Fund	$16,993	$(16,993)

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Accumulated Capital Gain/(Loss) Undistributed	Ordinary Income Undistributed	Net Unrealized Appreciation/(Depreciation)	Other Cumulative Effect of Timing Differences
Centre American Select Equity Fund	$14,559,733	$–	$47,253,353	$(142,221)
Centre Active U.S. Treasury Fund	821,427	245,949	(257,461)	–
Centre Global Infrastructure Fund	(42,333)	5,118	(216,357)	–

Capital Losses: As of September 30, 2018, no Fund had capital loss carryforwards, which may reduce a Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Elective Deferrals: The Funds elect to defer to the period ending September 30, 2019, capital losses recognized during the period November 1, 2017 - September 30, 2018 in the amount of:

Fund	Amount
Centre Global Infrastructure Fund	$42,333

The Fund elects to defer to the year ending September 30, 2019, late year ordinary losses in the amount of:

Fund	Amount
Centre American Select Equity Fund	$138,918

Distributions to Shareholders: Each Fund normally pays dividends and net investment income, if any, on an annual basis, with the exception of the Centre Active U.S. Treasury Fund, which intends to make monthly income distributions. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid for the fiscal year or period ended September 30, 2018 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre American Select Equity Fund	$1,052,197	$–	$14,113,689
Centre Active U.S. Treasury Fund	837,098	–	–
Centre Global Infrastructure Fund	68,896	–	–

Annual Report | September 30, 2018	43

Centre Funds	Notes to Financial Statements

September 30, 2018

The tax character of distributions paid for the fiscal year ended September 30, 2017 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre American Select Equity Fund	$1,571,442	$–	$2,601,748
Centre Active U.S. Treasury Fund	2,199,698	–	63,822

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2018 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales and certain other investments.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation of Foreign Currency	Net Tax Unrealized Appreciation/ (Depreciation) on Investments
Centre American Select Equity Fund	$84,482,078	$49,142,844	$(1,889,491)	$–	$47,253,353
Centre Active U.S. Treasury Fund	38,262,628	185,142	(442,603)	–	(257,461)
Centre Global Infrastructure Fund	16,350,144	318,522	(534,861)	(18)	(216,357)

7. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any U.S. Government Obligations, short-term securities, and purchased options and futures) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centre American Select Equity Fund	$111,772,829	$132,538,407
Centre Global Infrastructure Fund	15,891,705	2,584,263

For the period ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Centre Active U.S. Treasury Fund	$–	$5,599,886
Centre Global Infrastructure Fund	2,912,062	1,383,168

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities relating to their duties to the Trust. Additionally, in the ordinary course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Centre Funds	Notes to Financial Statements

September 30, 2018

9. FUND REORGANIZATION

At a special meeting of shareholders held on August 22, 2018, the shareholders of Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Tax Exempt Fund into the Infrastructure Fund. The Board of Trustees of the Trust had previously approved the Plan providing for the reorganization.

Following the completion of the reorganization on August 24, 2018, and pursuant to the terms of the Plan, Investor Class and Institutional Class shareholders of the Tax Exempt Fund became shareholders of the Infrastructure Fund and received Investor Class and Institutional Class shares, respectively, of the Infrastructure Fund. The reorganization did not qualify as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. The reorganization was accomplished by an exchange of 1,679,000 shares of the Tax Exempt Fund’s Investor Class, valued at $16,291,332, for 1,670,597 shares of the Infrastructure Fund’s Investor Class, and 138,494 shares of the Tax Exempt Fund’s Institutional Class, valued at $1,335,597, for 136,778 shares of the Infrastructure Fund’s Institutional Class.

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Infrastructure Fund	237,966	$2,323,443	Tax Exempt Fund	1,817,494	$17,626,030

The investment portfolio fair value and unrealized depreciation for the Tax Exempt Fund immediately prior to the reorganization were as follows:

Acquired Fund	Portfolio Value	Unrealized Depreciation*
Tax Exempt Fund	$17,616,003	$(71,208)

*	Realized upon completion of the reorganization as it was not tax-free

Immediately following the reorganization the net assets of the combined Fund was as follows:

Combined Net Assets
Infrastructure Fund	$17,817,459	*

*	The net assets of the Tax Exempt Fund included an investment in the Infrastructure Fund, which was liquidated during the reorganization and therefore is not included in the combined net assets immediately following the reorganization.

There were no unused capital loss carryforwards of the Tax Exempt Fund, subject to tax limitations, for potential utilization as of the closing date of the reorganization, August 24, 2018.

Assuming the reorganization had been completed on January 29, 2018, the inception date of the Infrastructure Fund, the Infrastructure Fund’s pro forma results of operations for the period ended September 30, 2018 would be as follows:

	Net Investment Income	Net Realized and Unrealized Gain/(Loss) on Investments	Net Increase/(Decrease in Net Assets Resulting from Operations
Infrastructure Fund	$190,524	$(457,851)	$(267,327)

Because of the investment portfolios that were combined through the reorganization have been managed as a single integrated portfolio since the closing of the reorganization, it is not practicable to separate the amounts of revenue and earnings of the Tax Exempt Fund that have been included in the Infrastructure Fund’s Statement of Operations since August 24, 2018.

10. SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of September 30, 2018, had no effect on the Funds’ net assets or results of operations.

Annual Report | September 30, 2018	45

Centre Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Centre Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Centre Funds, comprising Centre American Select Equity Fund, Centre Active U.S. Treasury Fund, and Centre Global Infrastructure Fund (the “Funds”), as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years or periods in the period then ended for Centre American Select Equity Fund and Centre Active U.S. Treasury Fund, and the related statements of operations and changes in net assets, including the related notes, and financial highlights for the period January 29, 2018 (commencement of operations) through September 30, 2018 for Centre Global Infrastructure Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of September 30, 2018, the results of their operations for the periods then ended, and the changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended September 30, 2015, and prior, were audited by other auditors whose report dated November 24, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB ”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 21, 2018

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Centre Funds	Additional Information

September 30, 2018 (Unaudited)

PROXY VOTING GUIDELINES AND RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge, upon request, by (1) calling the Funds at 1-855-298-4236 and (2) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust files, with regard to each Fund, with the SEC a complete schedule of investments for the first and third quarters of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter. Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1-855-298-4236.

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2017 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Centre American Select Equity Fund	92.80%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2017 qualify for the corporate dividends received deduction:

Amount
Centre American Select Equity Fund	94.06%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Centre American Select Equity Fund designated $14,113,689 as long-term capital gain dividends.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

At an in-person meeting held on September 7, 2018, the Board of Trustees (the “Board” or the “Trustees”) of Centre Funds (the “Trust”), including a majority of the Trustees who are not parties to any of the Advisory Agreements (defined below) or interested persons of any such party (the “Disinterested Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement between Centre Asset Management, LLC (the “Adviser”) and the Trust, on behalf of the Centre American Select Equity Fund (the “American Select Equity Fund”); the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Centre Active U.S. Treasury Fund (the “Treasury Fund”); and the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Centre Global Infrastructure Fund (the “Infrastructure Fund”). In considering whether to approve the renewal of each Investment Advisory Agreement (together, the “Advisory Agreements”), the Trustees considered the factors discussed below, and information made available to them in connection with the meeting relating to such factors (the “Meeting Materials”), including information provided by the Adviser in response to questions from the Trustees, and any other information the Trustees deemed relevant. The Trustees’ approval of the renewal of the Advisory Agreements was not based on any single factor, but on a consideration of the totality of factors and information they reviewed and evaluated.

Nature, Extent, and Quality of Services

The Trustees reviewed and discussed information concerning the nature, extent, and quality of advisory services provided by the Adviser to the Funds pursuant to the Advisory Agreements, including information concerning the investment style and approach of the Adviser and the Adviser’s performance record. The Trustees considered the investment personnel responsible for the day-to-day management of each Fund’s portfolio and such personnel’s experience managing such Fund and investment vehicles employing investment strategies similar to those employed by the Fund. The Trustees also considered information describing the Adviser’s compliance policies and procedures and the Adviser’s efforts to grow the Funds through marketing initiatives and acquisitions of other investment companies. They discussed the Adviser’s commitment to the Funds and the resources dedicated to servicing the Funds. The Trustees concluded that the nature, extent, and quality of services provided by the Adviser as the investment adviser to the Funds were appropriate and sufficient to support approval of the renewal of the Advisory Agreements.

Annual Report | September 30, 2018	47

Centre Funds	Additional Information

September 30, 2018 (Unaudited)

Performance

The Trustees considered information regarding the Funds’ performance, including information comparing each Fund’s performance to the performance of its benchmark for various time periods as of July 31, 2018. The Trustees noted that the Centre Active U.S. Tax Exempt Fund had been reorganized into the Infrastructure Fund on August 24, 2018, and that the Treasury Fund and Infrastructure Fund did not have five years of performance as of July 31, 2018. The Trustees also considered the respective investment strategy of each Fund, noting the Adviser’s representation that the Funds are managed to perform their investment objectives over a long-term investment cycle, and that, as disclosed in each Fund’s Prospectus, the Adviser employs an activist investment strategy. Based on the foregoing, the Board determined that the Adviser’s management of the Funds could benefit the Funds and their shareholders.

Profitability

The Trustees considered information regarding the estimated profitability of the Funds to Centre, including information about the approximate monthly gross profit to Centre for managing each Fund. The Trustees also considered other benefits to Centre as a result of its relationship with the Funds. The Trustees also noted that there is a breakpoint applicable to the advisory fees of the American Select Equity Fund for assets in excess of $1 billion. The Trustees concluded that Centre’s profitability would not prevent them from approving the renewal of the Advisory Agreements.

Economies of Scale

The Trustees considered information concerning potential economies of scale for each Fund, noting that each of the Funds is subject to an operating expense limitation agreement covering, among other operating expenses, the advisory fees charged to the Fund, but excluding, among other expenses, fees payable by the Funds pursuant to the Trust’s Rule 12b-1 Plan and Shareholder Services Plan.

Comparisons of the Advisory Fees and Select Expense Ratios

The Trustees reviewed and discussed the advisory fees payable to the Adviser under each Advisory Agreement for the services it provided thereunder and the net expense ratios of the Investor Class shares of each Fund. The Trustees noted that the expense ratios of the Investor Class shares are higher than those of the Institutional Class shares. The Trustees reviewed, with respect to each Fund, a comparison of the Fund’s advisory fee rate to the applicable Morningstar Category median advisory fee rate and the net expense ratio of the Fund’s Investor Class shares compared to the Morningstar category average expense ratio of similarly-situated funds determined by Morningstar based on targeted benchmark, investment style and average investment size. The Trustees discussed the advisory fees and expense information included in the Board Materials with respect to each Fund, and considered whether the advisory fees were reasonable in light of the services provided by the Adviser to the Fund. The Trustees also considered that, for each Fund, the Adviser had agreed to waive its fees and/or reimburse Fund expenses pursuant to an operating expense limitation agreement with the Trust.

After reviewing all of the information presented to them, the Trustees concluded that the advisory fees payable to the Adviser by the Funds under the Advisory Agreements were reasonable in light of the services provided.

Conclusion

The Trustees, including a majority of the Disinterested Trustees, concluded, based on their consideration of the foregoing and their evaluation of all of the information reviewed by the Trustees, that renewal of the Advisory Agreements was in the best interest of the Funds and their shareholders.

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Centre Funds	Trustees and Officers

September 30, 2018 (Unaudited)

The following tables provide certain information regarding the Trustees and Officers of Centre Funds as of September 30, 2018 of each of the persons currently serving as a Trustee or Officer of the Trust. The business address of each Trustee or Officer is c/o Centre Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203. Additional information about members of the Board of Trustees and Officers of the Trust is available in the Statement of Additional Information, which is available, without charge, upon request, by calling the Funds (toll-free) at 1-855-298-4236.

INDEPENDENT TRUSTEES1

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. James L. Grant 1949	Trustee, Chairman	Since 6/2011	Associate Dean of Graduate Programs, College of Management, University of Massachusetts Boston from September 2015–present; President of JLG Research from 1999–present; Associate Professor of Accounting and Finance at University of Massachusetts Boston from 2012–present; Assistant Professor of Accounting and Finance at University of Massachusetts Boston from 2005–2011; Advisory Analyst at major Wall Street firms from 1999–present; Ph.D in Business from the University of Chicago Booth School of Business; former and current member of Editorial Advisory Boards of The Journal of Portfolio Management and Journal of Investing, respectively; author of Foundations of Economic Value Added Second Edition; co-author of Focus on Value: A Corporate and Investor Guide to Wealth Creation; co-author and co-editor of Equity Portfolio Management and Value-Based Metrics: Foundations and Practice.	3	None
Dr. Aloke Ghosh 1963	Trustee	Since 6/2011	Fulbright-Aalto University Distinguished Chair, 2016 – present; Professor of Accountancy at the Zicklin School of Business, Baruch College, The City University of New York from 1993 – present; Taught at other institutions including Emory University, Columbia University, Tulane University, Aalto University (Finland) Bocconi University (Italy), Yonsei University (Korea), American University of Paris (France), Victoria University of Wellington (New Zealand), UST-Hong Kong (Hong Kong), and Indian Institute of Management (India). Ph.D. in Business and Economics from Tulane University.	3	None
Joseph M. Marinaro 1958	Trustee	Since 6/2012	Founder and Managing Member of JMM Capital & Consulting, LLC (consulting services) from 2014– present; advisor and independent contractor to Linium SOS (consulting services) 2014-present; Executive Vice President, AltX Group, Inc. (financial technology) from 2012–2014; Managing Director, Chief Business Development and Strategy Officer, Surge Trading Inc. from 2009–2011.	3	None

[1]	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

Annual Report | September 30, 2018	49

Centre Funds	Trustees and Officers

September 30, 2018 (Unaudited)

INTERESTED TRUSTEE

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James A. Abate 1965	Trustee President, Secretary and Treasurer	Since 6/2011 Since 11/2013 Since 1/2016	Founder, Managing Director and Chief Investment Officer of Centre Asset Management, LLC from 2006–present.	3	None

OFFICERS

Name, Year of Birth	Position(s) Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theodore J. Uhl 1974	Chief Compliance Officer	Since 6/2011	Mr. Uhl has been Deputy Compliance Officer of ALPS Fund Services Inc. since 2010.	N/A	N/A

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CENTRE

Centre Funds

Must be accompanied or preceded by a prospectus.
ALPS Distributors, Inc., distributor for Centre Funds.

Item 2.  Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Dr. Aloke Ghosh as the Trust's "audit committee financial expert," as defined in Form N-CSR under the 1940 Act, based on the Board's review of his qualifications. Dr. Ghosh is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended September 30, 2018 and September 30, 2017, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $31,650 and $31,650, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended September 30, 2018 and September 30, 2017, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended September 30, 2018 and September 30, 2017, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $10,000, respectively. The fiscal years 2017 and 2016 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended September 30, 2018 and September 30, 2017, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended September 30, 2018 and September 30, 2017 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial offer is attached hereto as EX-12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 6, 2018

By:	/s/ James A. Abate
James A. Abate
Treasurer (Principal Financial Officer)

Date:	December 6, 2018